                                                                   EXHIBIT 10.14

                                                                       EXECUTION



                          THORNBURG MORTGAGE SECURITIES
                            TRUST 2003-6, as Issuer,


                      THORNBURG MORTGAGE HOME LOANS, INC.,
                                   as Seller,


                    STRUCTURED ASSET SECURITIES CORPORATION,
                                  as Depositor,


                           WELLS FARGO BANK MINNESOTA,
                    NATIONAL ASSOCIATION, as Master Servicer,


                                       and


                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee


                           ---------------------------

                          SALE AND SERVICING AGREEMENT

                          Dated as of December 1, 2003
                           ---------------------------



                   THORNBURG MORTGAGE SECURITIES TRUST 2003-6
                             MORTGAGE-BACKED NOTES,
                                  SERIES 2003-6

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS......................................................................1

Section 1.01.     Definitions...............................................................1
Section 1.02.     Calculations Respecting Mortgage Loans...................................28
Section 1.03.     Calculations Respecting Accrued Interest.................................29

ARTICLE II CONVEYANCE OF MORTGAGE LOANS....................................................29

Section 2.01.     Conveyance of Mortgage Loans.............................................29
Section 2.02.     Acceptance of Trust Estate; Review of Documentation......................33
Section 2.03.     Grant Clause.............................................................34

ARTICLE III REPRESENTATIONS AND WARRANTIES.................................................35

Section 3.01.     Representations and Warranties of the Depositor..........................35
Section 3.02.     Representations and Warranties of the Master Servicer....................37
Section 3.03.     Repurchase or Substitution of Mortgage Loans by Seller...................39
Section 3.04.     Representations and Warranties of the Seller with Respect to the Mortgage Loans.......................................................42
Section 3.05.     Representations and Warranties of the Seller.............................43
Section 3.06.     Covenants of the Seller..................................................44

ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER...........45

Section 4.01.     Master Servicer to Service and Administer the Mortgage Loans.............45
Section 4.02.     Monitoring of Servicers..................................................46
Section 4.03.     Fidelity Bond............................................................47
Section 4.04.     Power to Act; Procedures.................................................47
Section 4.05.     Due-on-Sale Clauses; Assumption Agreement................................48
Section 4.06      Release of Mortgage Files................................................49
Section 4.07.     Documents, Records and Funds in Possession of Master Servicer
                  To Be Held for Indenture Trustee.........................................50
Section 4.08.     Standard Hazard Insurance and Flood Insurance Policies...................50
Section 4.09.     Maintenance of the Primary Insurance Policies............................51
Section 4.10.     Indenture Trustee to Retain Possession of Certain Insurance
                  Policies and Documents...................................................51
Section 4.11.     Realization Upon Defaulted Mortgage Loans................................52
Section 4.12.     Compensation to the Master Servicer......................................52
Section 4.13.     REO Property.............................................................52
Section 4.14.     Annual Officer's Certificate as to Compliance............................53
Section 4.15.     Annual Independent Accountant's Servicing Report.........................53
Section 4.16.     Reports Filed with Securities and Exchange Commission....................54
Section 4.17.     Amendments to Master Servicing Guide and Correspondent Sellers Guide.....55

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Section 4.18.     Optional or Required Purchase of Certain Mortgage Loans..................55
Section 4.19.     Closing Certificate and Opinion..........................................56
Section 4.20.     Liabilities of the Master Servicer.......................................56
Section 4.21.     Merger or Consolidation of the Master Servicer...........................56
Section 4.22.     Indemnification of the Indemnified Persons...............................57
Section 4.23.     Limitations on Liability of the Master Servicer and Others...............57
Section 4.24.     Master Servicer Not to Resign............................................59
Section 4.25.     Successor Master Servicer................................................59
Section 4.26.     Sale and Assignment of Master Servicing..................................59
Section 4.27.     Determination of LIBOR...................................................60
Section 4.28.     Realization upon Troubled Mortgage Loans.................................60

ARTICLE V DEPOSITS AND PAYMENTS TO HOLDERS................................................60

Section 5.01.     Servicing Accounts.......................................................60
Section 5.02.     Collection Account.......................................................62
Section 5.03.     Permitted Withdrawals and Transfers from the Collection Account..........63
Section 5.04.     The Note Account.........................................................65
Section 5.05.     Yield Maintenance Account................................................66
Section 5.06.     Payments from the Note Account...........................................67
Section 5.07.     Allocation of Losses.....................................................69
Section 5.08.     The Certificate Account..................................................69
Section 5.09.     Control of the Trust Accounts............................................69
Section 5.10.     Statements...............................................................73
Section 5.11.     Advances.................................................................76
Section 5.12.     Compensating Interest Payments...........................................76
Section 5.13.     Termination Receipts.....................................................76

ARTICLE VI MASTER SERVICER EVENTS OF DEFAULT...............................................77

Section 6.01.     Master Servicer Events of Default; Indenture Trustee To Act;
                  Appointment of Successor.................................................77
Section 6.02.     Indenture Trustee to Act.................................................79
Section 6.03.     Waiver of Master Servicer Event of Default...............................80
Section 6.04.     Notification to Holders..................................................81

ARTICLE VII TERMINATION....................................................................81

Section 7.01.     Termination..............................................................81
Section 7.02.     Optional Note Purchase Right.............................................82
Section 7.03.     Optional Termination.....................................................82
Section 7.04.     Procedure Upon Termination...............................................82

ARTICLE VIII MISCELLANEOUS PROVISIONS......................................................83

Section 8.01.     Binding Nature of Agreement; Assignment..................................83
Section 8.02.     Entire Agreement.........................................................83

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Section 8.03.     Amendment................................................................83
Section 8.04.     Acts of Securityholders..................................................84
Section 8.05.     Recordation of Agreement.................................................84
Section 8.06.     Governing Law............................................................85
Section 8.07.     Notices..................................................................85
Section 8.08.     Severability of Provisions...............................................85
Section 8.09.      Indulgences; No Waivers.................................................86
Section 8.10.     Headings Not To Affect Interpretation....................................86
Section 8.11.     Benefits of Agreement....................................................86
Section 8.12.     Special Notices to the Rating Agencies...................................86
Section 8.13.     Counterparts.............................................................87
Section 8.14.     Execution by the Issuer..................................................87

ATTACHMENTS

Exhibit A-1        Form of Receipt of Mortgage Note
Exhibit A-2        Form of Interim Certification of Indenture Trustee
Exhibit A-3        Form of Final Certification of Indenture Trustee
Exhibit B          Request for Release of Documents and Receipt
Exhibit C          List of Servicing Agreements
Exhibit D          List of Servicers
Exhibit E          Form of Lost Note Affidavit

Schedule A         Mortgage Loan Schedule
Schedule B         Converted Mortgage Loan Schedule
Schedule C         Modified Mortgage Loan Schedule
Schedule D         Three-Year Hybrid Mortgage Loan Schedule
Schedule E         Five-Year Hybrid Mortgage Loan Schedule
Schedule F         Seven-Year Hybrid Mortgage Loan Schedule
Schedule G         Ten-Year Hybrid Mortgage Loan Schedule

         This SALE AND SERVICING AGREEMENT, dated as of December 1, 2003 (the "Agreement" or the "Sale and Servicing Agreement"), is by and among THORNBURG MORTGAGE SECURITIES TRUST 2003-6, a Delaware business trust, as issuer (the "Issuer"), THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation, as seller (the "Seller"), STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee (the "Indenture Trustee") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer").

                              PRELIMINARY STATEMENT

         WHEREAS, the Depositor has acquired the Mortgage Loans from Thornburg Mortgage Home Loans, Inc. (the "Seller") pursuant to the Mortgage Loan Purchase Agreement, and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Issuer hereunder for inclusion in the Trust Estate;

         WHEREAS, on the Closing Date, the Depositor will acquire the Notes and the Trust Certificate from the Issuer, as consideration for its transfer to the Issuer of the Mortgage Loans and the other property constituting the Trust Estate;

         WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Issuer of the Mortgage Loans and the other property constituting the Trust Estate and the servicing of the Mortgage Loans;

         WHEREAS, pursuant to the Indenture, the Issuer will pledge the Mortgage Loans, the Yield Maintenance Agreements and the other property constituting the Trust Estate to the Indenture Trustee as security for the Notes;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Issuer, the Depositor, the Seller, the Master Servicer and the Indenture Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Indenture Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or
(y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

         Accountant: A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

         Accrual Period: With respect to any Payment Date and any Class of Notes, the period beginning on the Payment Date in the calendar month immediately preceding the month in which the related Payment Date occurs (or, in the case of the first Payment Date, beginning on December 22, 2003) and ending on the day immediately preceding the related Payment Date.

         Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities subject to a security interest pursuant to the related pledge agreement.

         Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule and as to which Additional Collateral is then required to be provided as security therefor.

         Additional Yield Maintenance Payment: For each Swap Agreement and any Payment Date, any termination payments (excluding any Net Yield Maintenance Payments) then payable by the Issuer to the Yield Maintenance Counterparty as a result of an early termination of the related Swap Agreement.

         Adjustment Date: With respect to each Mortgage Loan, each adjustment date on which the related Mortgage Rate changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-Off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

         Administration Agreement: The Administration Agreement dated as of December 1, 2003 among the Issuer, the Administrator and the Depositor, as such may be amended or supplemented from time to time.

         Administrator: Deutsche Bank National Trust Company, or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

         Advance: As to any Mortgage Loan or REO Property, any advance made by the Master Servicer in respect of any Payment Date pursuant to Section 5.11.

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agreement: This Sale and Servicing Agreement and all amendments and supplements hereto.

         Applied Loss Amount: With respect to any Payment Date and any Class of Notes (other than the Class A-1 Notes), the excess of (x) the aggregate Note Principal Amount of such Notes after giving effect to distributions of principal on such Notes on such Payment Date, but before giving effect to any application of the Applied Loss Amount with respect to such date, over (y) the Pool Balance for such Payment Date as reduced by all Realized Losses incurred with respect to the Mortgage Loans during the related Due Period.

         Assignment: As to any Mortgage, an assignment of mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient, under the laws of the jurisdiction in which the related Mortgaged Property is located, to reflect or record the sale of such Mortgage.

         Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

         Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

         Base Value: With respect to any Mortgage Loan for which Additional Collateral has been pledged, the value of the Additional Collateral as determined with respect to that Mortgage Loan in accordance with the applicable underwriting guidelines.

         Basis Risk Shortfall: With respect to any Payment Date and any Class of Notes, the amount by which the amount of interest calculated at the Note Interest Rate applicable to such Class for such date, determined without regard to the Net Funds Cap for such date but subject to a cap equal to 11.50% exceeds the amount of interest calculated at the Net Funds Cap.

         Book-Entry Notes:  As defined in the Indenture.

         Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in California, Minnesota, Maryland, New York, Delaware or the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

         Cap Agreement: Each of the three interest rate cap agreements dated December 22, 2003, by and between the Yield Maintenance Counterparty and the Issuer, including the ISDA Master Agreement dated as of December 22, 2003 between the Yield Maintenance Counterparty and the Issuer, the schedule thereto and the related confirmations (Ref. Nos., 433553, 433556 and 433560).

         Carryforward Interest: With respect to any Payment Date and each Class of Notes, the sum of (i) the excess of (x) the sum of (A) Current Interest for such Class for the immediately preceding Payment Date and (B) any unpaid Carryforward Interest for such Class from previous

Payment Dates over (y) the amount distributed in respect of interest on such Class on such immediately preceding Payment Date and (ii) interest on such amount for the related Accrual Period at the applicable Note Interest Rate.

         Cendant: Cendant Mortgage Corporation, and its successors and assigns.

         Certificate Account: The account maintained by the Administrator pursuant to Section 5.08.

         Certificateholder: As defined in the Trust Agreement.

         Class:  All Notes bearing the same class designation.

         Class Principal Amount: With respect to each Class of Notes, the aggregate of the Note Principal Amounts of all Notes of such Class at the date of determination.

         Closing Date:  December 22, 2003.

         Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         Collection Account: A separate account established and maintained by the Master Servicer pursuant to Section 5.02, which shall be entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer for Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered Holders of Thornburg Mortgage Securities Trust 2003-6, Mortgage-Backed Securities, Series 2003-6" and which must be an Eligible Account.

         Compensating Interest Payment: With respect to any Payment Date, an amount equal to the amount, if any, by which (x) the aggregate amount of any Prepayment Interest Shortfalls with respect to such Payment Date exceeds (y) the aggregate amount actually paid by the Servicers in respect of such shortfalls; provided, that such amount, to the extent payable by the Master Servicer, shall not exceed the aggregate Master Servicing Fee that would be payable to the Master Servicer in respect of such Payment Date without giving effect to any Compensating Interest Payment.

         Control:  The meaning specified in Section 8-106 of the New York UCC.

         Converted Loan: Any Convertible Mortgage Loan as to which the Mortgagor thereunder has exercised its right under the related Mortgage Note to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Converted Mortgage Loan Schedule: With respect to each Payment Date, a schedule listing each Convertible Mortgage Loan that has become a Converted Mortgage Loan during the immediately preceding Due Period, and the Purchase Price for each such Converted Mortgage Loan in the form attached hereto as Schedule B.

         Convertible Mortgage Loan: Any Mortgage Loan which, at the option of the Mortgagor and in accordance with the terms of the related Mortgage Note, may have the related Mortgage Rate converted from an adjustable rate to a fixed rate.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         Cooperative Loan Documents: As to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Indenture Trustee with evidence of recording thereon (or in a form suitable for recordation).

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

         Cooperative Shares:  Shares issued by a Cooperative Corporation.

         Cooperative Unit: A single-family dwelling located in a Cooperative Property.

         Corporate Trust Office: The principal corporate trust office of the Indenture Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Thornburg 2003-6 (TM0306).

         Correspondent Sellers Guide: The Seller's Correspondent Sellers Guide, revised January 2003 and as revised from time to time.

         Current Interest: With respect to each Class of Notes and any Payment Date, the aggregate amount of interest accrued at the applicable Note Interest Rate during the related Accrual Period on the Class Principal Amount of such Class immediately prior to such Payment Date.

         Custodian: Deutsche Bank National Trust Company, and its successors acting as custodian of the Mortgage Files on behalf of the Indenture Trustee.

         Cut-off Date: With respect to any Mortgage Loan other than a Qualified Substitute Mortgage Loan, the close of business in New York City on December 1, 2003. With respect to any Qualified Substitute Mortgage Loan, the date designated as such on the Mortgage Loan Schedule (as amended).

         Cut-off Date Balance: With respect to the Mortgage Loans, the Pool Balance as of the Cut-off Date.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the Monthly Payment for that Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, unless the reduction results from a Deficient Valuation.

         Deferred Amount: With respect to any Payment Date and the Class of Subordinate Notes and the Class A-2 Notes, an amount equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Note Principal Amount thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

         Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Estate pursuant to the terms hereof or for which one or more Qualified Substitute Mortgage Loans are substituted.

         Depositor: Structured Asset Securities Corporation, a Delaware corporation having its principal place of business in New York, or its successors in interest.

         Determination Date: For any Payment Date and each Mortgage Loan, the date each month, as set forth in the related Servicing Agreement, on which the related Servicer determines the amount of all funds that are required to be remitted to the Master Servicer on the Servicer Remittance Date with respect to the Mortgage Loans it is servicing.

         Due Date: With respect to each Mortgage Loan and any Payment Date, the first day of the calendar month in which that Payment Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

         Due Period: With respect to any Payment Date and Mortgage Loan, the period commencing on the second day of the month immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

         Eligible Account:  Any of

                  (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

                  (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to each Rating Agency, the Securityholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

                  (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

                  (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Notes as evidenced by a letter from each Rating Agency to the Indenture Trustee. Eligible Accounts may bear interest.

         Employee Loan: Any Mortgage Loan identified as such in the Mortgage Loan Schedule and which was originated by the Seller, which provides for an increase in the Mortgage Rate thereof in the event of the change of employment of the Mortgagor thereunder.

         Entitlement Holder: The meaning specified in Section 8-102(a)(7) of the New York UCC.

         Entitlement Order: The meaning specified in Section 8-102(a)(8) of the New York UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Escrow Account: Any account with respect to tax and insurance escrow payments established and maintained by each Servicer pursuant to the related Servicing Agreement.

         Expense Fee: With respect to any Mortgage Loan, the sum of (i) the Retained Interest, if any, (ii) the Master Servicing Fee, (iii) the related Servicing Fee with respect to the related Servicer and (iv) the Indenture Trustee Fee for such Mortgage Loan.

         Expense Fee Rate: With respect to any Mortgage Loan, the per annum rate at which the Expense Fee accrues for such Mortgage Loan as set forth in the Mortgage Loan Schedule.

         Extra Principal Payment Amount: With respect to any Payment Date, the lesser of (a) Monthly Excess Cashflow for such Payment Date and (b) the Overcollateralization Deficiency for such Payment Date.

         Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         Financial Asset: The meaning specified in Section 8-102(a) of the New York UCC.

         Five-Year Hybrid Mortgage Loans: The Mortgage Loans set forth on Schedule E hereto.

         Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         GNMA: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

         Gross Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the applicable Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

         Guaranty Surety Bond: The Limited Purpose Surety Bond issued by the Surety with respect to the Additional Collateral Mortgage Loans acquired by the Seller from Cendant (No. AB0039BE).

         Holder or Securityholder: The registered holder of any Note or Trust Certificate as recorded on the books of the Note Registrar or the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Note or Trust Certificate registered in the name of the Depositor, the Indenture Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, only Notes and Trust Certificates which a Responsible Officer of the Indenture Trustee has actual knowledge to be so held shall be disregarded. The Indenture Trustee may request and conclusively rely on certifications by the Depositor in determining whether any Notes or Trust Certificates are registered to an Affiliate of the Depositor.

         HUD: The United States Department of Housing and Urban Development, or any successor thereto.

         Indemnified Persons: The Indenture Trustee, the Administrator, the Seller, the Owner Trustee, the Master Servicer and the Depositor and their officers, directors, agents and employees and, with respect to the Indenture Trustee, any separate co-trustee and its officers, directors, agents and employees.

         Indenture: The Indenture dated as of December 1, 2003, between the Issuer and the Indenture Trustee, as such may be amended or supplemented from time to time.

         Indenture Trustee: Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee, or any successor in interest which accepts its appointment as Indenture Trustee hereunder and agrees to act in such capacity in accordance herewith.

         Indenture Trustee Fee:  As defined in the Indenture.

         Indenture Trustee Fee Rate:  0.00065% per annum.

         Independent: When used with respect to any Accountant and a specified Person, an Accountant who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any Person other than an Accountant and a specified Person, a Person who (a) is in fact independent of such specified Person and any Affiliate of such specified Person, (b) does not have any material direct financial interest in such specified Person or any Affiliate of such specified Person, and (c) is not connected with such specified Person or any Affiliate of such specified Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions, provided, however, that a Person shall not fail to be Independent of such specified Person or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by such specified Person or any Affiliate thereof.

         Index: With respect to each Mortgage Loan and each Adjustment Date, the index specified in the related Mortgage Note.

         Initial LIBOR Rate:  1.14875%.

         Initial Optional Notes Purchase Date: The first Payment Date on or after which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period is equal to or less than 20% of the Cut-off Date Balance.

         Insurance Proceeds: With respect to any Mortgage Loan, proceeds of any primary mortgage insurance, title policy, hazard policy or other insurance policy covering a Mortgage Loan or related Mortgaged Property, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the related Servicing Agreement or applied toward the payment of any Retained Interest.

         Interest Remittance Amount: With respect to any Payment Date and with respect to all of the Mortgage Loans, (a) the sum of (1) all interest collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans during the related Due Period by the Servicers or the Master Servicer, minus (i) any Servicing Fee, the Master Servicing Fee and the Indenture Trustee Fee with respect to such Mortgage Loans, (ii) any Retained Interest and (iii) previously unreimbursed Advances due to the Servicers or the Master Servicer to the extent allocable to interest and the allocable portion of previously unreimbursed Servicing Advances with respect to the Mortgage Loans,
(2) any Compensating Interest Payments and any payments made by Servicers with respect to Prepayment Interest Shortfalls with respect to the related Prepayment Period with respect to the Mortgage Loans, (3) the portion of any Purchase Price or Substitution Amount paid with respect to the Mortgage Loans during the related Prepayment Period allocable to interest, (4) the portion of any Termination Price allocable to interest received in connection with an Optional Termination pursuant to Section 7.03, (5) the interest portion of any amount paid under the Guaranty Surety Bond and (6) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, as reduced by (b) any Prepayment Penalty Amount and other costs, expenses or liabilities reimbursable to the Indenture Trustee, the Administrator, the Master Servicer, the Owner Trustee and each Servicer to the extent provided in the Operative Agreements and each Servicing Agreement.

         LIBOR: With respect to the first Accrual Period, the Initial LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the LIBOR Determination Date in the following manner by the Master Servicer on the basis of the "Interest Settlement Rate" set by the British Bankers' Association (the "BBA") for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

         (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Master Servicer will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM". If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Depositor will designate an alternative index that has performed, or that the Depositor expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate.

         (b) The establishment of LIBOR by the Master Servicer and the Master Servicer's subsequent calculation of the Note Interest Rate applicable to the Notes for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

         LIBOR Determination Date: The second LIBOR Business Day immediately preceding the commencement of each Accrual Period for any Notes.

         Liquidated Mortgage Loan: As to any Payment Date, any Mortgage Loan in respect of which the related Servicer or the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds that it expects to recover with respect to the liquidation of such Mortgage Loan or disposition of the related REO Property have been recovered.

         Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the related Servicers, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

         Liquidation Proceeds: With respect to any Mortgage Loan, the amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the related Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance with the applicable provisions of the related Servicing Agreement; provided that (i) with respect to any Mortgage Loan or REO Property repurchased, substituted or sold pursuant to or as contemplated hereunder, or pursuant to the applicable provisions of the related Servicing Agreement, "Liquidation Proceeds" shall also include amounts realized in connection with such repurchase, substitution or sale and (ii) with respect to a defaulted Additional Collateral Mortgage Loan, "Liquidation Proceeds" shall also include the amount realized on the related Additional Collateral and pursuant to the related Guaranty Surety Bond with respect to such Mortgage Loan.

         Loan-to-Collateral Value Ratio: With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at such date of determination less the Base Value of any related Additional Collateral and the denominator of which is the Value of the related Mortgaged Property.

         Loan-to-Value Ratio: With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at such date of determination and the denominator of which is the Value of the related Mortgaged Property.

         Lost Note Affidavit: With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Issuer against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit E hereto.

         Majority Securityholders: Until such time as the sum of the Class Principal Amounts of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the aggregate Class Principal Amount of all Classes of Notes (accordingly, the holder of the Trust Certificate shall be excluded from any rights or actions of the Majority Securityholders during such period); and thereafter, the holder or holders of in excess of 50% of the Percentage Interests of the Trust Certificate.

         Margin: With respect each Class of the Class A-1, Class A-2 and Class M Notes and any Payment Date, the applicable percentage set forth below:

                          Payment Dates on or prior           Payment Dates after the
                           to the Initial Optional              Initial Optional
        Class               Notes Purchase Date                Notes Purchase Date
        -----             -------------------------           -----------------------
         A-1                        0.35%                             0.70%

         A-2                        0.50%                             1.00%

          M                         0.60%                             0.60%

         Master Servicer: Wells Fargo Bank Minnesota, National Association, or any successor Master Servicer appointed as herein provided.

         Master Servicer Certification: A written certification covering servicing of the Mortgage Loans by all Servicers and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date
(a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

         Master Servicer Event of Default: With respect to the Master Servicer, any one of the conditions or circumstances enumerated in Section 6.01(a).

         Master Servicer Remittance Date: No later than 3 P.M. New York City time one Business Day prior to each Payment Date.

         Master Servicing Fee: As to any Payment Date and each related Mortgage Loan, an amount equal to the product of the applicable Master Servicing Fee Rate and the Scheduled Principal Balance of such Mortgage Loan. The Master Servicing Fee for any Mortgage Loan shall be payable in respect of any Payment Date solely from the interest portion of the Monthly Payment or other payment or recovery with respect to such Mortgage Loan.

         Master Servicing Fee Rate:  0.0175% per annum.

         Master Servicing Guide: Wells Fargo Conduit and Norwest Servicing Guide, dated January 1997, as amended July 2001.

         Maturity Date: With respect to any Class of Notes, the Payment Date in December 2033.

         Maximum Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

         MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

         Modifiable Mortgage Loan: Any Mortgage Loan which, at the option of the Mortgagor and in accordance with the terms of the related Mortgage Note, may have the related Mortgage Rate modified to any adjustable rate or hybrid product offered at the time by the related originator.

         Modified Mortgage Loan: Any Modifiable Mortgage Loan as to which the related Mortgagor has exercised the right to modify the Mortgage Rate.

         Modified Mortgage Loan Schedule: With respect to each Payment Date, a schedule listing each Modifiable Mortgage Loan in the form set forth in Schedule C hereto that has become a Modified Mortgage Loan during the immediately preceding Due Period, and the Purchase Price for each such Modified Mortgage Loan.

         MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

         Monthly Excess Cashflow: With respect to any Payment Date, the sum of
(x) Monthly Excess Interest for such date and (y) any Net Yield Maintenance Amounts or Yield Maintenance Amounts received by the Indenture Trustee for the account of the Issuer for such date.

         Monthly Excess Interest: With respect to any Payment Date, any Interest Remittance Amount remaining after giving effect to payment pursuant to Section 5.06(b)(iii).

         Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan that is payable by the related Mortgagor from time to time under the related Mortgage Note, determined, for the purposes of this Agreement: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to the applicable provisions of the related Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

         Moody's: Moody's Investors Service, Inc., or any successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan required to be delivered to the Indenture Trustee pursuant to this Agreement.

         Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Indenture Trustee for the benefit of Securityholders pursuant to Section 2.01 or Section 2.03(d), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

         Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement, dated as of December 1, 2003, for the sale of the Mortgage Loans by the Seller to the Depositor.

         Mortgage Loan Schedule: As of any date, the list of Mortgage Loans attached hereto as Schedule A. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

          (i) the Mortgage Loan identifying number;

          (ii) the Mortgagor's name;

          (iii) the street address of the Mortgaged Property including the state and five-digit ZIP code;

          (iv) a code indicating whether the Mortgaged Property was represented by the borrower, at the time of origination, as being owner-occupied;

          (v) a code indicating whether the Residential Dwelling constituting the Mortgaged Property is (a) a detached single family dwelling, (b) a dwelling in a planned unit development, (c) a condominium unit, (d) a two- to four-unit residential property, (e) a townhouse or (f) other type of Residential Dwelling;

          (vi) if the related Mortgage Note permits the borrower to make Monthly Payments of interest only for a specified period of time, (a) the original number of such specified Monthly Payments and (b) the remaining number of such Monthly Payments as of the Cut-Off Date;

          (vii) the original months to maturity;

          (viii) the stated remaining months to maturity from the Cut-Off Date based on the original amortization schedule;

          (ix) the Loan-to-Value Ratio at origination;

          (x) the value of any Additional Collateral at origination;

          (xi) the Loan-to-Collateral Value Ratio at origination;

          (xii) the Mortgage Rate in effect immediately following the Cut-Off Date;

          (xiii) the date on which the first Monthly Payment is or was due on the Mortgage Loan;

          (xiv) the stated maturity date;

          (xv) the Master Servicing Fee Rate and the Servicing Fee Rate, if any;

          (xvi) whether such loan is an Additional Collateral Mortgage Loan or an Employee Loan;

          (xvii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Scheduled Principal Balance;

          (xviii) the original principal balance of the Mortgage Loan;

          (xix) the Scheduled Principal Balance of the Mortgage Loan on the Cut-Off Date and a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

          (xx) the Index and Gross Margin specified in related Mortgage Note;

          (xxi) the next Adjustment Date, if applicable;

          (xxii) the Maximum Mortgage Rate, if applicable;

          (xxiii) the Value of the Mortgaged Property;

          (xxiv) the sale price of the Mortgaged Property, if applicable;

          (xxv) the product code;

          (xxvi) the Retained Rate, if any; and

          (xxvii) the Servicer, if any, that is servicing each Mortgage Loan and the originator of the Mortgage Loan.

         Information set forth in clauses (ii) and (iii) above regarding each Mortgagor and the related Mortgaged Property shall be confidential and the Indenture Trustee (or Master Servicer) shall not unlawfully disclose such information.

         The Mortgage Loan Schedule, as in effect from time to time, shall also set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-Off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average remaining months to maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

         Mortgaged Property: Either of (x) the fee simple or leasehold interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

         Mortgage Rate: As to any Mortgage Loan and any date of determination, the per annum rate at which interest then accrues on such Mortgage Loan, as determined under the related Mortgage Note as reduced by applications of the Relief Act.

         Mortgagor: The obligor on a Mortgage Note.

         Net Funds Cap: With respect any Payment Date and any Note, an annual rate equal to (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period (or, in the case of the first Payment Date, as of the Cut-off Date), weighted on the basis of the related Scheduled Principal Balances of the Mortgage Loans as of the first day of the related Due Period less (ii) a fraction, expressed as a percentage, the numerator of which is the product of (1) the aggregate Net Yield Maintenance Payments made by the Issuer on such Payment Date and (2) 12, and the denominator of which is the Pool Balance as of the first day of the related Due Period.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, related Servicing Advances, Master Servicing Fee, related Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property, and any related Retained Interest.

         Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan reduced by the then applicable Expense Fee Rate for such Mortgage Loan.

         Net Prepayment Interest Shortfall: With respect to any Master Servicer Remittance Date, the excess, if any, of any Prepayment Interest Shortfalls with respect to the Mortgage Loans for such date over any amounts paid with respect to such shortfalls by the Servicers or the Master Servicer pursuant to the Servicing Agreements or this Agreement.

         Net Yield Maintenance Amount: For each Swap Agreement and any Payment Date, the amount, if any, to be paid by the Yield Maintenance Counterparty to the Indenture Trustee for the account of the Issuer pursuant to such Swap Agreement.

         Net Yield Maintenance Payment: For each Swap Agreement and any Payment Date, the amount, if any, to be paid by the Issuer to the Yield Maintenance Counterparty, other than Additional Yield Maintenance Payments, pursuant to such Swap Agreement.

         New York UCC: The Uniform Commercial Code as in effect in the State of New York.

         Nonrecoverable: The determination by the Master Servicer or the related Servicer in respect of a delinquent Mortgage Loan that if it were to make an Advance in respect of thereof, such amount would not be recoverable from any collections or other recoveries (including Liquidation Proceeds) on such Mortgage Loan.

         Note:  Any Class A-1, Class A-2 and Class M Note.

         Note Account: The account maintained by the Indenture Trustee pursuant to Section 5.04 which shall be entitled "Note Account, Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered Holders of Thornburg Mortgage Securities Trust 2003-6, Mortgage-Backed Securities, Series 2003-6" and which must be an Eligible Account.

         Note Interest Rate: With respect to each Class of Notes and any Payment Date, the applicable per annum rate set forth below:

     Class                              Note Interest Rate
     -----                              ------------------
      A-1        The Note Interest Rate with respect to any Payment Date (and the related Accrual Period) for the Class A-1 Notes is the per annum rate equal to the lesser of (i) LIBOR plus the applicable
                 Margin and (ii) the lesser of (a) the Net Funds Cap for such
                 Payment Date and (b) 11.50% per annum.

      A-2 The Note Interest Rate with respect to any Payment Date (and the related Accrual Period) for the Class A-2 Notes is the per annum rate equal to the lesser of (i) LIBOR plus the applicable
                 Margin and (ii) the lesser of (a) the Net Funds Cap for such Payment Date and (b) 11.50%.

       M The Note Interest Rate with respect to any Payment Date (and the related Accrual Period) for the Class M Notes is the per annum rate equal to the lesser of (i) LIBOR plus the applicable
                 Margin and (ii) the lesser of (a) the Net Funds Cap for such Payment Date and (b) 11.50% per annum.

         Note Owner:  As defined in the Indenture.

         Note Principal Amount: With respect to any Note, the initial Note Principal Amount thereof on the Closing Date, less the amount of all principal payments previously paid with respect to such Note and, in the case of a Class M or Class A-2 Note, any Applied Loss Amount previously allocated to such Note.

         Note Purchase Price:  As defined in the Indenture.

         Note Register and Note Registrar:   As defined in the Indenture.

         Noteholder:  As defined in the Indenture.

         Offering Document:  The Prospectus.

         Officer's Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person and, with respect to the Issuer, as defined in the Indenture.

         Operative Agreements: The Trust Agreement, the Certificate of Trust of the Issuer, this Agreement, the Mortgage Loan Purchase Agreement, the Indenture, the Administration Agreement, the Yield Maintenance Agreements and each other document contemplated by any of the foregoing to which the Depositor, the Owner Trustee, the Administrator, the Indenture Trustee or the Issuer is a party.

         Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Indenture Trustee and the Issuer, and who may be in-house or outside counsel to the Seller, the Depositor, the Master Servicer, the Indenture Trustee, the Owner Trustee or the Issuer but which must be Independent outside counsel with respect to any such opinion of counsel concerning federal income tax matters.

         Optional Notes Purchase Right:  As defined in the Indenture.

         Optional Termination:  As defined in Section 7.03 hereof.

         Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero, that was not the subject of a prepayment in full prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

         Overcollateralization Amount: With respect to any Payment Date, the amount by which the Pool Balance for such Payment Date exceeds the aggregate Note Principal Amount after giving effect to the payment of the Principal Remittance Amount for such Payment Date.

         Overcollateralization Deficiency: With respect to any Payment Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Payment Date exceeds (y) the Overcollateralization Amount for such Payment Date, calculated for this purpose after giving effect to the reduction on such Payment Date of the Class Principal Amounts of the Notes resulting from the distribution of the Principal Remittance Amount on such Payment Date, but prior to allocation of any Applied Loss Amount on such Payment Date.

         Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Trust Agreement.

         Payahead: With respect to any Mortgage Loan and any Due Date therefor, any Monthly Payment received by the applicable Servicer during any Due Period in addition to the Monthly Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date or Due Dates.

         Payment Date: The 25th day of each month or, if such day is not a Business Day, the next Business Day, commencing in January 2004.

         Payment Date Statement:  As defined in Section 5.10(a) hereof.

         Percentage Interest: With respect to any Security, the Percentage Interest evidenced thereby shall equal (1) in the case of a Trust Certificate, the Percentage Interest on the face of such certificate or (ii) in the case of any Note, the initial Note Principal Amount thereof divided by the initial Class Principal Amount of all Notes of the same Class.

         Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Master Servicer, the Indenture Trustee, the Owner Trustee or any of their respective Affiliates or for which an Affiliate of the Indenture Trustee, the Master Servicer or the Owner Trustee serves as an advisor:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee, the Master Servicer or the Owner Trustee or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of each Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

            (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by each Rating Agency;

            (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

            (vi) units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of
         1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Indenture Trustee, the Master Servicer, the Owner Trustee or an affiliate thereof having the highest applicable rating from each Rating Agency; and

            (vii) if previously confirmed in writing to the Indenture Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to their respective highest initial ratings of the Class A-1 and Class A-2 Notes;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Balance: As to any Payment Date, the aggregate of the Scheduled Principal Balances of the Mortgage Loans that were Outstanding Mortgage Loans on that day.

         Prepayment Interest Shortfall: With respect to any Payment Date and any full or partial Principal Prepayment of a Mortgage Loan received by a Servicer in the prior calendar month and not included in the prior remittance, the excess, if any, of (i) one full month's interest at the applicable Mortgage Rate (as reduced by the Servicing Fee or the Master Servicing Fee, as applicable, in the case of Principal Prepayments in full), on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment over (ii) the amount of interest actually received by the related Servicer with respect to such Mortgage Loan in connection with such Principal Prepayment.

         Prepayment Penalty Amount: With respect to any Mortgage Loan and each Payment Date, all premiums or charges, if any, paid by Mortgagors under the related Mortgage Notes as a result of full or partial Principal Prepayments collected by the applicable Servicer during the immediately preceding Prepayment Period, but only to the extent required to be remitted to the Master Servicer on the applicable Servicer Remittance Date under the terms of the related Servicing Agreement.

         Prepayment Period: With respect to any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

         Primary Insurance Policy: Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

         Principal Payment Amount: With respect to any Payment Date, the sum of
(i) the Principal Remittance Amount for such date and (ii) the Extra Principal Payment Amount, if any, for such date.

         Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

         Principal Remittance Amount: With respect to any Payment Date and with respect to all of the Mortgage Loans, (a) the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans during the related Due Period whether by a Servicer or the Master Servicer (less unreimbursed Advances due to the Master Servicer or any Servicer with respect to the related Mortgage Loans, to the extent allocable to principal), (2) all Principal Prepayments in full or in part received (or deemed by the Master Servicer to have been received) during the related Prepayment Period on the Mortgage Loans, (3) the portion of any Purchase Price with respect to any Mortgage Loan that was purchased from the Trust Estate during the related Prepayment Period allocable to principal, (4) the portion of any Substitution Amount paid with respect to any Deleted Mortgage Loan relating to a Mortgage Loan during the related Prepayment Period allocable to principal, (5) the principal portion of any amount paid under the Guaranty Surety Bond, (6) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, and (7) the portion of any Termination Price allocable to principal received in connection with an Optional Termination pursuant to Section 7.03, as reduced by (b) other costs, expenses or liabilities reimbursable to the Indenture Trustee, the Administrator, the Master Servicer, the Owner Trustee and each Servicer to the extent provided in the Operative Agreements and each Servicing Agreement and to the extent not reimbursed thereto from the Interest Remittance Amount or otherwise.

         Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

         Prospectus: The prospectus supplement dated December 12, 2003, together with the accompanying prospectus dated August 26, 2003, relating to the Class A-1, Class A-2 and Class M Notes, as they may be supplemented from time to time.

         Purchase Price: With respect to the purchase of a Mortgage Loan or related REO Property pursuant to this Agreement, an amount equal to the sum of
(a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) (i) in the case of a Mortgage Loan, accrued interest thereon at the applicable Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date in the Due Period immediately preceding the related Payment Date or
(ii) in the case of an REO Property, the sum of (1) accrued interest at the applicable Mortgage Rate from the date as to which interest was last covered by a payment by the Mortgagor to the Due Date in the related Due Period plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds and Liquidation Proceeds that as of the date of purchase had been distributed as or to cover REO Imputed Interest, plus (c) in each case, any unreimbursed Servicing Advances and fees allocable to such Mortgage Loan or REO Property, plus (d) in the case of a Mortgage Loan required to be purchased pursuant to Section 3.03 hereof, expenses reasonably incurred or to be incurred by the Indenture Trustee in respect of the breach or defect giving rise to the purchase obligation and plus (e) any cost or damages incurred by the Issuer as a result of any violation of any applicable federal, state or local predatory or abusive lending law.

         Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a Fannie Mae-approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

         Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the principal balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a maximum mortgage rate not less than the Maximum Mortgage Rate of the Deleted Mortgage Loan, (iii) have a gross margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (iv) have the same Index as the Deleted Mortgage Loan,
(v) have its next adjustment date not more than two months after the next Adjustment Date of the Deleted Mortgage Loan, (vi) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vii) be current as of the date of substitution, (viii) have a Loan-to-Value Ratio and a Loan-to-Collateral Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio and the Loan-to-Collateral Value Ratio, respectively, of the Deleted Mortgage Loan as of such date, (ix) have been underwritten or re-underwritten in accordance with the same or substantially similar underwriting criteria and guidelines as the Deleted Mortgage Loan, (x) be of the same or better credit quality as the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Section 3.04 hereof applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the terms described in clause (vi) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratio and Loan-to-Collateral Value Ratio described in clause
(viii) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (x) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

         Rating Agency:  Each of Moody's and/or S&P.

         Realized Loss: With respect to any Liquidated Mortgage Loan, the portion of the principal balance remaining unpaid after application of all Net Liquidation Proceeds in respect of such Liquidated Mortgage Loan.

         Recognition Agreement: With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

         Record Date: With respect to the Notes and any Payment Date, the close of business on the Business Day immediately preceding such Payment Date. With respect to the Trust Certificates and any Payment Date, the last Business Day of the month immediately preceding the month in which the Payment Date occurs (or, in the case of the first Payment Date, the Closing Date).

         Redemption Price:  As defined in the Indenture.

         Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

         Relevant UCC: The Uniform Commercial Code as in effect in the applicable jurisdiction.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar state laws.

         REO Disposition: The sale or other disposition of an REO Property on behalf of the Issuer.

         REO Imputed Interest: As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Estate, one month's interest at the applicable Net Mortgage Rate on the principal balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Due Date in such calendar month.

         REO Property: A Mortgaged Property acquired by the Master Servicer or the applicable Servicer through foreclosure or deed-in-lieu of foreclosure in accordance with the applicable provisions of the related Servicing Agreement.

         Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) a manufactured home, (v) a cooperative unit or (vi) a detached one-family dwelling in a planned unit development, none of which is a mobile home.

         Responsible Officer: Any vice president, any assistant vice president, any associate, any corporate trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers and, in each case, having direct responsibility for the administration of the Operative Agreements and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Retained Interest: As to any Employee Loans originated by Thornburg and each Payment Date, interest accrued on the principal balance thereof at the Retained Rate.

         Retained Interest Holder: With respect to each Employee Loan, the Seller or any successor in interest by assignment or otherwise.

         Retained Rate: As of the Cut-off Date, and for each Due Period thereafter, 0.00% per annum; provided, however, if the related Mortgagor of the Employee Loan ceases to be an employee or a director of Thornburg or its Affiliates, the amount of the increase in the per annum rate set forth in the related Mortgage Note.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         Scheduled Principal Balance: With respect to (i) any Mortgage Loan as of any Payment Date or other date of determination, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by any Servicer or the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and (ii) any REO Property as of any Payment Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Indenture Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). Any Liquidated Mortgage Loan will have a Scheduled Principal Balance equal to zero. As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $1,089,744,587.13.

         Securities:  Any Note or Trust Certificate.

         Securities Intermediary: The Person acting as Securities Intermediary under this Agreement (which is Deutsche Bank National Trust Company), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 5.09.

         Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

         Security Entitlement: The meaning specified in Section 8-102(a)(17) of the New York UCC.

         Securityholders: The Noteholders and the Certificateholders.

         Seller: Thornburg.

         Senior Note:  Any Class A-1 or Class A-2 Note.

         Servicer Remittance Date: With respect to each Mortgage Loan, the 18th day of each month, or the next Business Day if such 18th day is not a Business Day.

         Servicers: The servicers listed on Exhibit D or any successors in interest.

         Servicing Account: Any account established and maintained for the benefit of the Master Servicer or the Indenture Trustee by a Servicer with respect to the related Mortgage Loans and any REO Property, pursuant to the terms of the respective Servicing Agreement.

         Servicing Advances: With respect to any Servicer or the Master Servicer, all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and expenses) incurred by any Servicer or the Master Servicer in the performance of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Article IV hereof or the related Servicing Agreements.

         Servicing Agreement: Each Servicing Agreement listed on Exhibit C and any other servicing agreement entered into between a successor servicer and the Seller or Issuer pursuant to the terms of this Agreement.

         Servicing Fee: As to any Payment Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

         Servicing Fee Rate: With respect to each Mortgage Loan, the rate specified in the related Servicing Agreement and as set forth on the Mortgage Loan Schedule.

         Servicing Officer: Any officer of a Servicer or the Master Servicer involved in or responsible for the administration and servicing or master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by such Servicer or the Master Servicer to the Indenture Trustee, as such list may from time to time be amended.

         Seven-Year Hybrid Mortgage Loans: The Mortgage Loans set forth on Schedule F hereto.

         Significant Modification: As defined in Section 4.18(b).

         Significant Modification Loan: As defined in Section 4.18(b).

         Subordinate Note: Any Class M Note.

         Substitution Amount: As defined in Section 3.03(d) hereof.

         Surety: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation), or any successor thereto, as issuer of the Guaranty Surety Bond.

         Swap Agreement: Each of the four swap agreements dated December 22, 2003, by and between the Yield Maintenance Counterparty and the Issuer, including the ISDA Master Agreement dated as of December 22, 2003 between the Yield Maintenance Counterparty and the Issuer, the schedule thereto and the related confirmations (Ref. Nos., 433533, 433537, 433541 and 433545).

         Targeted Overcollateralization Amount: With respect to any Payment Date, an amount equal to 0.25% of the Cut-off Date Balance.

         Telerate Page 3750: The display currently so designated as "Page 3750" on the Bridge Telerate Service (or such other page selected by the Master Servicer as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

         Ten-Year Hybrid Mortgage Loans: The Mortgage Loans set forth on Schedule G hereto.

         Thornburg: Thornburg Mortgage Home Loans, Inc., a Delaware corporation, and its successors and assigns.

         Three-Year Hybrid Mortgage Loans: The Mortgage Loans set forth on Schedule D hereto.

         Title Insurance Policy: A title insurance policy maintained with respect to a Mortgage Loan.

         TMI: Thornburg Mortgage Inc., a Maryland corporation, and its successors and assigns.

         Trust Account Property: The Trust Accounts, the Certificate Account, all amounts and investments held from time to time in the Trust Accounts, the Certificate Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

         Trust Accounts:  The Note Account and the Yield Maintenance Account.

         Trust Agreement: The trust agreement dated as of December 1, 2003, among the Depositor, the Administrator and the Owner Trustee, as such may be amended or supplemented from time to time.

         Trust Certificate: Any Trust Certificate evidencing the ownership interest in the Issuer, substantially in the form attached as Exhibit A of the Trust Agreement.

         Trust Estate: The assets subject to this Agreement and the Indenture, (including those transferred by the Depositor to the Issuer) and pledged by the Issuer to the Indenture Trustee, which assets consist of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (a) the Mortgage Loans listed in the Mortgage Loan Schedule and principal due and payable after the Cut-off Date (including Prepayment Penalty Amounts), but not including interest and principal due and payable on any Mortgage Loans on or before the Cut-off Date (but excluding any Retained Interest), together with the Mortgage Files relating to such Mortgage Loans; (b) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (a) above), (c) the Collection Account, the Note Account, any Servicing Account, any Escrow Account, the Yield Maintenance Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any Insurance Policies, (e) the rights of the Depositor under the Mortgage Loan Purchase Agreement, (f) Depositor's security interest in the Additional Collateral, (g) the Guaranty Surety Bond with respect to the Additional Collateral Mortgage Loans conveyed to the Seller from Cendant, (h) the rights of the Seller under each Servicing Agreement with respect to the Mortgage Loans, (i) the Yield Maintenance Agreements and all payments thereunder, and (j) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

         UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

         Underwriters: Lehman Brothers Inc., Bear, Stearns & Co. Inc. and Greenwich Capital Markets, Inc.

         Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

         Uninsured Cause: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained on such Mortgaged Property.

         Unpaid Basis Risk Shortfall: With respect to any Payment Date and any Note, the aggregate of all Basis Risk Shortfalls with respect to such Note remaining unpaid from previous Payment Dates, plus interest accrued thereon at the applicable Note Interest Rate (calculated without giving effect to the Net Funds Cap but limited to a per annum rate no greater than 11.50%.

         Value: With respect to any Mortgage Loan and the related Mortgaged Property, the lesser of:

             (i) the value of such Mortgaged Property as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac; and

             (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan;

provided, however, that in the case of a Refinancing Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinancing Mortgage Loan at the time of origination by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

         Yield Maintenance Account: The account maintained by the Indenture Trustee pursuant to Section 5.05 which shall be entitled "Yield Maintenance Account, Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered Holders of Thornburg Mortgage Securities Trust 2003-6, Mortgage-Backed Securities, Series 2003-6" and which must be an Eligible Account.

         Yield Maintenance Agreements: The Swap Agreements and the Cap
Agreements.

         Yield Maintenance Amount: For each Cap Agreement and any Payment Date, the amount, if any, to be paid to the Indenture Trustee for the account of the Issuer pursuant to such Cap Agreement, as calculated by the Yield Maintenance Counterparty based on information in the Payment Date Statement delivered to it pursuant to Section 5.10 on the Business Day prior to the immediately preceding Payment Date.

         Yield Maintenance Counterparty: Lehman Brothers Derivative Products Inc. and its successors and assigns.

         Section 1.02 Calculations Respecting Mortgage Loans.

         Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Estate shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Indenture Trustee as supplied to the Indenture Trustee by the Master Servicer. The Indenture Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

         Section 1.03 Calculations Respecting Accrued Interest.

         Accrued interest, if any, on any Note shall be calculated based upon a 360-day year consisting of twelve 30-day months.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

         Section 2.01 Conveyance of Mortgage Loans.

         (a) In consideration of the Issuer's delivery of the Notes and the Trust Certificate to the Depositor or its designee, and concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Issuer, without recourse, subject to Sections 2.02, 2.03, 3.03 and 3.04, in trust, all the right, title and interest of the Depositor in and to the Trust Estate. The Indenture Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Estate, as Indenture Trustee, in trust, for the benefit and use of the Securityholders and for the purposes and subject to the terms and conditions set forth in this Agreement and the Indenture. Concurrently with such receipt, the Issuer has issued and delivered the Securities to or upon the order of the Depositor, in exchange for the Trust Estate.

         Upon the issuance of the Securities, ownership in the Trust Estate shall be vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee, for the benefit of the Securityholders. The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Indenture Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

         In addition, with respect to any Additional Collateral Mortgage Loan, the Depositor does hereby transfer, assign, set-over and otherwise convey to the Issuer without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Additional Collateral Mortgage Loan, (ii) its security interest in and to any Additional Collateral, (iii) its right to receive payments in respect of any Additional Collateral Mortgage Loan pursuant to the related Servicing Agreement and (iv) its rights as beneficiary under the Guaranty Surety Bond related in respect of any Additional Collateral Mortgage Loans conveyed to the Seller from Cendant.

         In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver on the Closing Date, unless otherwise specified in this Section 2.01, to, and deposit with the Indenture Trustee, or the Custodian as its designated agent, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

         (i)      the original Mortgage Note, endorsed (other than for a MOM
                  Loan) either on its face or by allonge attached thereto in blank or in the following form: "Pay to the order of Deutsche Bank National Trust Company, as Indenture Trustee for Thornburg Mortgage Securities Trust 2003-6, without recourse", or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans the aggregate related Cut-Off Date Balance of which is less than or equal to 2% of the Cut-Off Date Balance;

         (ii) the original of any guarantee, security agreement or pledge agreement relating to any Additional Collateral, if applicable, and executed in connection with the Mortgage Note, assigned to the Indenture Trustee on behalf of the Issuer;

         (iii) except as provided below, for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or if such Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment to MERS, in each case with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, together with an Officer's Certificate of the Seller certifying that the copy of such Mortgage delivered to the Indenture Trustee (or its Custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel (delivered at the Seller's expense) acceptable to the Indenture Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Indenture Trustee's interest in the Mortgage Loan;

         (iv) the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer's Certificate of the Seller certifying that the copy of such assumption, modification or substitution agreement delivered to the Indenture Trustee (or its custodian) on behalf of the Issuer is a true copy and that the original of such agreement has been forwarded to the public recording office;

         (v) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned to "Deutsche Bank National Trust Company, as Indenture Trustee for Thornburg Mortgage Securities Trust 2003-6, without recourse";

         (vi) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments, or, in the case of an intervening Assignment of Mortgage that has been lost, a written Opinion of Counsel (delivered at the Seller's expense) acceptable to the Indenture Trustee that such original intervening Assignment of Mortgage is not required to enforce the Indenture Trustee's interest in the Mortgage Loans;

         (vii) the original Primary Insurance Policy, if any, or certificate, if any;

         (viii) the original or a certified copy of lender's title insurance policy;

         (ix) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

         (x)      with respect to any Cooperative Loan, the Cooperative Loan
                  Documents.

         In connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Issuer, the Indenture Trustee and the Master Servicer), such actions as are necessary to cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Indenture Trustee in accordance with this Agreement and the Indenture for the benefit of the Securityholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Notes issued in connection with the transfer of such Mortgage Loans to the Thornburg Mortgage Securities Trust 2003-6.

         With respect to each Cooperative Loan, the Seller, on behalf of the Depositor does hereby deliver to the Indenture Trustee the related Cooperative Loan Documents and the Seller will take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Indenture Trustee and the Master Servicer) such actions as are necessary under applicable law (including but not limited to the relevant UCC) in order to perfect the interest of the Indenture Trustee in the related Mortgaged Property.

         Assignments of each Mortgage with respect to each Mortgage Loan that is not a MERS Mortgage Loan (other than a Cooperative Loan) shall be recorded; provided, however, that such assignments need not be recorded if, in the Opinion of Counsel (which must be from Independent Counsel and not at the expense of the Issuer or the Indenture Trustee) acceptable to the Indenture Trustee, the Rating Agencies and the Master Servicer, recording in such states is not required to protect the Indenture Trustee's interest in the related Mortgage Loans; provided, however, notwithstanding the delivery of any Opinion of Counsel, each Assignment of Mortgage shall be submitted for recording by the Seller (or the Seller will cause the applicable Servicer to submit each such assignment for recording), at the cost and expense of the Seller, in the manner described above, at no expense to the Issuer or Indenture Trustee, upon the earliest to occur of (1) the occurrence of a bankruptcy or insolvency relating to the Seller or the Depositor, or (2) with respect to any one Assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than three months thereafter except to the extent delays are caused by the applicable recording office), the Seller shall properly record (or the Seller will cause the applicable Servicer to properly record), at the expense of the Seller (with the cooperation of the Depositor, the Indenture Trustee, the Issuer and the Master Servicer), in each public recording office where the related Mortgages are recorded, each assignment referred to in Section 2.01(v) above with respect to a Mortgage Loan that is not a MERS Mortgage Loan.

         The Indenture Trustee agrees to execute and deliver to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit A-1 hereto.

         If the original lender's title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(viii) above, the Seller shall deliver or cause to be delivered to the Indenture Trustee the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Indenture Trustee, promptly upon receipt thereof, but in any case within 175 days of the Closing Date. The Seller shall deliver or cause to be delivered to the Indenture Trustee, promptly upon receipt thereof, any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan sold to the Depositor by the Seller, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

         For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, herewith delivers to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account have been so deposited. All original documents that are not delivered to the Indenture Trustee on behalf of the Issuer shall be held by the Master Servicer or the applicable Servicer in trust for the Indenture Trustee, for the benefit of the Issuer and the Securityholders.

         Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 90 days to cure such defect or deliver such missing document to the Indenture Trustee. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 3.03 hereof.

         Section 2.02 Acceptance of Trust Estate; Review of Documentation.

         Subject to the provisions of Section 2.01, the Owner Trustee, on behalf of the Issuer, acknowledges receipt of the assets transferred by the Depositor and included in the Trust Estate and has directed that the documents referred to in Section 2.01 and all other assets included in the definition of "Trust Estate" be delivered to the Indenture Trustee (or the Custodian) on its behalf.

         The Indenture Trustee hereby accepts its appointment as Custodian hereunder and acknowledges the receipt, subject to the provisions of Section
2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, of the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Estate" and declares that, in its capacity as Custodian, it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" in trust for the exclusive use and benefit of all present and future Securityholders.

         The Indenture Trustee further agrees, for the benefit of the Securityholders, to review each Mortgage File delivered to it and to certify and deliver to the Depositor, the Issuer, the Seller and each Rating Agency an interim certification in substantially the form attached hereto as Exhibit A-2, within 90 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage, within five Business Days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be reviewed by it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (iii), (xiii), (xiv) and (xviii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, valid, enforceable, sufficient, nor shall the Indenture Trustee have any responsibility to determine the perfection or priority of any instrument appropriate for the represented purpose or that they have actually been recorded, are in recordable form sufficient to be recorded, or that they are other than what they purport to be on their face.

         No later than 180 days after the Closing Date, the Indenture Trustee shall deliver to the Depositor, the Issuer and the Seller a final certification in the form annexed hereto as Exhibit A-3 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If, in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee finds any document or documents constituting a part of a Mortgage File to be missing or not conforming to the requirements as specifically set forth herein, at the conclusion of its review the Indenture Trustee (or the Custodian as its designated agent) shall promptly notify the Seller, the Depositor, the Issuer and the Master Servicer. In addition, upon the discovery by the Seller or the Depositor (or upon receipt by the Indenture Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects such Mortgage Loan or the interests of the related Securityholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

         Nothing in this Agreement shall be construed to constitute an assumption by the Trust Estate, the Indenture Trustee, any Custodian or the Noteholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

         Upon execution of this Agreement, the Depositor hereby delivers to the Indenture Trustee and the Indenture Trustee acknowledges a receipt of the Mortgage Loan Purchase Agreement and each Servicing Agreement.

         Section 2.03 Grant Clause.

         (a) It is intended that the conveyance by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate, as provided for in
Section 2.01 be construed as a sale by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate for the benefit of the Securityholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and other assets in the Trust Estate by the Depositor to the Issuer to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans and other assets in the Trust Estate are held to be property of the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Estate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC (or the Relevant UCC if not the New York
UCC); (b) the conveyances provided for in Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Issuer of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and
(C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all amounts from time to time held or invested in the Collection Account, the Certificate Account, the Note Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Issuer of any security interest in any and all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Indenture Trustee or any other agent of the Issuer of Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be

"possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and any other Relevant UCC (including, without limitation, Section 9-313, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

         (b) The Depositor and, at the Depositor's direction, the Seller and the Issuer shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Issuer, and the Issuer shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Relevant UCC to perfect the Issuer's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Issuer, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor or (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan.

(c) Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate transferee, including the Indenture Trustee. Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate transferees, including the Indenture Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement and the Indenture, each of the Depositor and the Issuer authorizes its immediate transferee, including the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 2.03(b).

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01 Representations and Warranties of the Depositor.

         The Depositor hereby represents and warrants to the Master Servicer, the Issuer, the Owner Trustee and the Indenture Trustee, for the benefit of Securityholders, as follows:

                  (i) this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general an except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (ii) immediately prior to the sale and assignment by the Depositor to the Issuer of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                  (iii) as of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Indenture Trustee on behalf of the Issuer;

                  (iv) the Depositor has not transferred the Mortgage Loans to the Indenture Trustee on behalf of the Issuer with any intent to hinder, delay or defraud any of its creditors;

                  (v) the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

                  (vi) the Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

                  (vii) the execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated hereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

                  (viii) to the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Notes and Trust Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or "blue sky" laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

                  (ix) there are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement, the Notes or the Trust Certificates; (c) seeking to prevent the issuance of the Notes or the Trust Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

         (b) Except as set forth in Section 3.01(ii), the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans under any circumstances.

         (c) It is understood and agreed that the representations and warranties of the Depositor set forth in this Section 3.01 shall survive the execution and delivery of this Agreement. The Depositor shall indemnify the Master Servicer, the Indenture Trustee, the Owner Trustee, the Seller and the Issuer and hold each of the Master Servicer, the Indenture Trustee, the Owner Trustee, the Seller and the Issuer harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in this Section 3.01 hereof. It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section to indemnify the Master Servicer, the Indenture Trustee, the Owner Trustee, the Seller and the Issuer as provided in this Section constitutes the sole remedy of the Master Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Issuer respecting a breach by the Depositor of the representations and warranties in this Section 3.01.

         Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in this Section 3.01 shall accrue upon discovery of such breach by the Seller, the Issuer, the Master Servicer or the Indenture Trustee.

         Section 3.02 Representations and Warranties of the Master Servicer. (a) The Master Servicer hereby represents and warrants to the Depositor, the Issuer, the Seller, the Owner Trustee and the Indenture Trustee, for the benefit of the Securityholders, as follows:

                  (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

                  (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

                  (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

                  (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

                  (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

                  (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

                  (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer;

                  (x) the Master Servicer has obtained an errors and omissions insurance policy and a fidelity bond in accordance with Section 4.03 each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder; and

                  (xi) the information about the Master Servicer under the heading "The Master Servicer" in the Offering Documents relating to the Master Servicer does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

         (b) It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, the Issuer, the Owner Trustee, the Seller and the Indenture Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Master Servicer's representations and warranties contained in Section 3.02(a). It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Issuer, the Owner Trustee, the Seller and the Indenture Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.01) of the Depositor, the Issuer, the Seller, the Owner Trustee and the Indenture Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

         Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by the Depositor, the Master Servicer, the Indenture Trustee, the Seller or the Issuer or notice thereof by any one of such parties to the other parties.

         Section 3.03 Repurchase or Substitution of Mortgage Loans by Seller.

         (a) It is understood and agreed that the representations and warranties
(i) set forth in Section 3.01 and (ii) of the Seller set forth in the Mortgage Loan Purchase Agreement and assigned to the Issuer by the Depositor hereunder shall be pledged by the Issuer to the Indenture Trustee under the Indenture and shall each survive delivery of the Mortgage Files and the Assignment of each Mortgage Loan to the Indenture Trustee and shall continue throughout the term of this Agreement. Upon discovery or receipt of written notice that a document does not comply with the requirements of Section 2.01, or that a document is missing from, a Mortgage File or upon actual knowledge or receipt of written notice of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or in Section 3.04 or Section 3.05 hereof in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Securityholders, the Indenture Trustee (or the Custodian as its designated agent) shall promptly notify the Seller of such noncompliance, missing document or breach and request that the Seller deliver such missing document or cure such noncompliance or breach within 90 days from the date that the Seller was notified of such missing document, noncompliance or breach, and if the Seller does not deliver such missing document or cure such noncompliance or breach in all material respects during such period, the Indenture Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Estate at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Seller shall have commenced to cure such breach within such 90 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement; and, provided further, that, in the case of the breach of any representation, warranty or covenant made by the Seller in Schedule III to the Mortgage Loan Purchase Agreement, the Seller shall be obligated to cure such breach or purchase the affected Mortgage Loans for the Purchase Price or, if the Mortgage Loan or the related Mortgaged Property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Purchase Price, any excess of the Purchase Price over the Net Liquidation Proceeds received upon such sale. The Purchase Price for the repurchased Mortgage Loan or such other amount due shall be deposited in the Collection Account on or prior to the next Determination Date after the Seller's obligation to repurchase such Mortgage Loan arises. The Indenture Trustee, upon receipt of written certification in the form of Exhibit B hereto from the Master Servicer of the related deposit in the Collection Account, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Indenture and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Indenture Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 3.03(d) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Indenture Trustee on behalf of the Securityholders.

         The Indenture Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement including, without limitation, any obligation of the Seller to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant as described in this
Section 3.03(a).

         (b) If pursuant to the provisions of Section 3.03(a), the Seller repurchases or otherwise removes from the Trust Estate a Mortgage Loan that is a MERS Mortgage Loan, the Seller will take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Indenture Trustee and the Master Servicer), such actions as are necessary either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller or its designee as the beneficial holder of such Mortgage Loan.

         (c) [Reserved].

         (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 3.03(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Indenture Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Indenture Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01 hereof, together with an Officers' Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution; provided, however, that, in the case of any Qualified Substitute Mortgage Loan that is a MERS Mortgage Loan, the Seller shall provide such documents and take such other action with respect to such Qualified Substitute Mortgage Loans as are required pursuant to Section 2.01 hereof. The Indenture Trustee shall acknowledge receipt of such Qualified Substitute Mortgage Loan or Loans and, within five Business Days thereafter, shall review such documents as specified in Section 2.02 hereof and deliver with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit A-2, with any exceptions noted thereon. Within 180 days of the date of substitution, the Indenture Trustee shall deliver to the Seller and the Master Servicer a certification substantially in the form of Exhibit A-3 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Estate and will be retained by the Seller. For the month of substitution, payments to Securityholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Securityholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Indenture Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust

Estate and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all representations and warranties thereof set forth in Section
3.04 hereof, in each case as of the date of substitution.

         For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller shall determine, and provide written certification to the Indenture Trustee and the Depositor as to, the amount (each, a "Substitution Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Rate. On or prior to the next Determination Date after the Seller's obligation to repurchase the related Deleted Mortgage Loan arises, the Seller will deliver or cause to be delivered to the Indenture Trustee for deposit in the Collection Account an amount equal to the related Substitution Amount, if any, and the Indenture Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

         Section 3.04 Representations and Warranties of the Seller with Respect to the Mortgage Loans.

         The Seller hereby represents and warrants to the Issuer and the Indenture Trustee for the benefit of the Securityholders that the representations and warranties made by the Seller pursuant to Schedule III to the Mortgage Loan Purchase Agreement are hereby being made to the Issuer and the Indenture Trustee and are true and correct on the Closing Date.

         With respect to the representations and warranties incorporated in this
Section 3.04 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Issuer, the Seller or the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Securityholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

         Within 90 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects or, in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Estate and substitute for it one or more Qualified Substitute Mortgage Loans, in either case, in accordance with Section 3.03 hereof.

         It is understood and agreed that the representations and warranties incorporated in this Section 3.04 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Securityholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Seller, the Issuer or the Indenture Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Securityholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Seller set forth in Section 3.03(a) hereof to cure, substitute for or repurchase a related Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Securityholders or to the Indenture Trustee on their behalf respecting a breach of the representations and warranties incorporated in this Section 3.04.

         Section 3.05 Representations and Warranties of the Seller.

         The Seller hereby represents and warrants to the Issuer and the Indenture Trustee on behalf of the Securityholders that, as of the Closing Date or as of such date specifically provided herein:

                  (i) the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

                  (ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

                  (iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

                  (iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                  (v) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (vi) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the purchase price under the Mortgage Loan Purchase Agreement by the Depositor, the Depositor will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances;

                  (vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

                  (viii) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

                  (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

                  (x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to the Mortgage Loan Purchase Agreement are not subject to the bulk transfer or any similar statutory provisions.

         Section 3.06 Covenants of the Seller.

         The Seller hereby covenants that, except for the transfer under the Mortgage Loan Purchase Agreement or hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Indenture Trustee, as assignee of the Depositor and the Issuer, and the Master Servicer of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Issuer, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 3.06 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                             BY THE MASTER SERVICER

         Section 4.01 Master Servicer to Service and Administer the Mortgage Loans.

         The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and, where applicable, the Correspondent Sellers Guide and the Master Servicing Guide, and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and, where applicable, the Master Servicing Guide. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in Section 5.10 and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the related Servicing Accounts pursuant to the applicable Servicing Agreements.

         The Indenture Trustee shall furnish the Servicers and the Master Servicer with any limited powers of attorney and other documents in form acceptable to the Indenture Trustee, necessary or appropriate to enable the Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property, which limited powers of attorney shall provide that the Indenture Trustee will not be liable for the actions or omissions of the Servicers or Master Servicer in exercising such powers.

         The Indenture Trustee shall provide access to the records and documentation in possession of the Indenture Trustee (including in its capacity as Custodian hereunder) regarding the related Mortgage Loans and REO Property and the servicing thereof to the Securityholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee; provided, however, that, unless otherwise required by law, the Indenture Trustee shall not be required to provide access to such records and documentation if the provision thereof would, in the Indenture Trustee's reasonable judgment, violate the legal right to privacy of any Mortgagor. The Indenture Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee's actual costs.

         The Indenture Trustee shall execute (but not prepare) and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity.

         Section 4.02 Monitoring of Servicers.

         (a) The Master Servicer shall be responsible for reporting to the Indenture Trustee (on behalf of the Issuer) and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Issuer and the Securityholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer which the Master Servicer shall cause the Indenture Trustee to acknowledge; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Collection Account.

         (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

         (f) With respect to Additional Collateral Mortgage Loans, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of each Servicer under its Servicing Agreement with respect to Additional Collateral or either Guaranty Surety Bond, except (a) with respect to any instances where a Servicer, in the course of fulfilling its obligations under the related Servicing Agreement seeks directions, instructions, consents or waivers from the Master Servicer with respect to any item of Additional Collateral, or (b) upon the occurrence of the following events (i) in the case of a final liquidation of any Mortgaged Property secured by Additional Collateral, the Master Servicer shall enforce the obligation of the Servicer under the related Servicing Agreement to liquidate such Additional Collateral as required by such Servicing Agreement, and (ii) if the Master Servicer assumes the obligations of such Servicer as successor Servicer under the related Servicing Agreement pursuant to this Section 4.02, as successor Servicer, it shall be bound to service and administer the Additional Collateral and the related Guaranty Surety Bond in accordance with the provisions of such Servicing Agreement.

         Section 4.03 Fidelity Bond.

         The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 4.04 Power to Act; Procedures. The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the provisions of this Agreement, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Securityholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate, in its own name, on behalf the Indenture Trustee, or in the name of the Indenture Trustee, foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 4.02, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action that is inconsistent with or prejudices the interests of the Issuer or the Securityholders in any Mortgage Loan or the rights and interests of the Depositor, the Indenture Trustee, the Issuer and the Securityholders under this Agreement and the Indenture. The Master Servicer shall represent and protect the interests of the Issuer and the Securityholders in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any limited powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). In instituting foreclosures or similar proceedings, the Master Servicer shall institute such proceedings either in its own name on behalf of the Indenture Trustee or in the name of the Indenture Trustee (or cause the related Servicer, pursuant to the related Servicing Agreement, to institute such proceedings either in the name of such Servicer on behalf of the Indenture Trustee or in the name of the Indenture Trustee), unless otherwise required by law or otherwise appropriate. If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or the Indenture Trustee on its behalf or the Issuer, as applicable, would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee, in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee. Under no circumstance shall the Indenture Trustee have any responsibility or liability for the Master Servicer's actions or omissions in instances in which the Master Servicer is taking action in the name of the Indenture Trustee.

         Section 4.05 Due-on-Sale Clauses; Assumption Agreement.

         To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

         Section 4.06 Release of Mortgage Files. (a) Upon (i) becoming aware of the payment in full of any Mortgage Loan or (ii) the receipt by the Master Servicer of a notification that payment in full has been or will be escrowed in a manner customary for such purposes, the Master Servicer will, or will cause the related Servicer to, promptly notify the Indenture Trustee (or the applicable Custodian) by a certification substantially in the form of Exhibit B hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Servicing Account maintained by the applicable Servicer pursuant to Section 5.01 or by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the Indenture Trustee (or the Custodian, on behalf of the Indenture Trustee) deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Indenture Trustee (or the Custodian, on behalf of the Indenture Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Indenture Trustee (and the Custodian, if applicable) shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Servicing Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings. The Indenture Trustee (or the Custodian, on behalf of the Indenture Trustee) shall, upon the request of a Servicer or the Master Servicer, and delivery to the Indenture Trustee (or the Custodian, on behalf of the Indenture Trustee) of one copy of a request for release signed by a Servicing Officer substantially in the form of Exhibit B (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Indenture Trustee (or the Custodian on behalf of the Indenture Trustee) when the need therefor by the Servicer or the Master Servicer no longer exists (as determined by such Servicer or the Master Servicer, as applicable) unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Indenture Trustee (or the Custodian on behalf of the Indenture Trustee), to the Servicer or the Master Servicer.

         Section 4.07 Documents, Records and Funds in Possession of Master Servicer To Be Held for Indenture Trustee.

         (a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Indenture Trustee (or Custodian) such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Indenture Trustee (or Custodian). Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Indenture Trustee and the Securityholders subject to the Master Servicer's right to retain or withdraw from the Collection Account the Master Servicing Fee, any additional compensation pursuant to Section 4.12 and any other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and any other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Indenture Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Securityholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Indenture Trustee and the Securityholders and shall be and remain the sole and exclusive property of the Issuer; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

         Section 4.08 Standard Hazard Insurance and Flood Insurance Policies.

         (a) For each Mortgage Loan (other than a Cooperative Loan), the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 5.01 and 5.02, any amounts collected by the Servicers or the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 5.02 and 5.03. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Securityholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 5.02 and 5.03.

         Section 4.09 Maintenance of the Primary Insurance Policies.

         (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan (including any lender-paid Primary Insurance Policy) in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Indenture Trustee, the Issuer and the Securityholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 5.01 and 5.02, any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 5.03.

         Section 4.10 Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

         The Indenture Trustee (or the Custodian, as directed by the Indenture Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all


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

amounts distributable in respect of the Notes have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Indenture Trustee (or its Custodian, if any, as directed by the Indenture Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee (or the Custodian, as directed by the Indenture Trustee), upon the execution or receipt thereof the originals of any Primary Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 4.11 Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

         Section 4.12 Compensation to the Master Servicer.

         All income and gain realized from any investment of funds in the Collection Account shall be for the benefit of the Master Servicer as additional compensation. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Penalty Amounts) shall be retained by the applicable Servicer, or the Master Servicer, and shall not be deposited in the related Servicing Account or Collection Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement. The amount of the aggregate compensation payable as set forth in this Section 4.12 plus the Master Servicing Fee due to the Master Servicer in respect of any Payment Date shall be reduced in accordance with Section 5.12.

         Section 4.13 REO Property.

         (a) In the event the Issuer acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Securityholders. The Master Servicer shall use its reasonable best efforts to sell, or cause the applicable Servicer, to the extent provided in the applicable Servicing Agreement to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve, or cause the applicable Servicer to protect and conserve, such REO Property in the manner and to such extent required by the applicable Servicing Agreement.

         (b) The Master Servicer shall deposit or cause to be deposited all funds collected and received by it, or recovered from any Servicer, in connection with the operation of any REO Property in the Collection Account.


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

         (c) The Master Servicer and each Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Master Servicing Fees or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Master Servicing Fees or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above, shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof (and the Master Servicer shall provide prompt written notice to the Indenture Trustee upon such deposit) and be remitted by wire transfer in immediately available funds to the Indenture Trustee for deposit into the Note Account on the next succeeding Master Servicer Remittance Date.

         Section 4.14 Annual Officer's Certificate as to Compliance.

         (a) The Master Servicer shall deliver to the Issuer, the Indenture Trustee and each Rating Agency on or before March 1 of each year, commencing in March, 2004, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Securityholder upon request, by the Master Servicer or by the Indenture Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless
(i) the Master Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 4.15 Annual Independent Accountant's Servicing Report.

         If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Issuer, the Indenture Trustee, the Rating Agencies and the Depositor on or before March 1 of each year, commencing on March 1, 2004 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Securityholder upon request by the Master Servicer, or by the Indenture Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Issuer and the Indenture Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 4.16 Reports Filed with Securities and Exchange Commission.

         Within 15 days after each Payment Date, the Master Servicer shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the Payment Date Statement as an exhibit thereto. Prior to January 30, 2004, the Master Servicer shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Issuer, if applicable. Prior to (i) March 31, 2004 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 31 of each year thereafter, the Master Servicer shall provide a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to its Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Section 4.15. Prior to (i) March 31, 2004 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Master Servicer shall file a Form 10-K, in substance conforming to industry standards, with respect to the Issuer. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Depositor hereby grants to the Master Servicer a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Master Servicer from the Depositor of written termination of such power of attorney and (ii) the termination of the Issuer. The Depositor agrees to promptly furnish to the Master Servicer, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Master Servicer shall have no responsibility to file any items other than those specified in this Section 4.16; provided, however, the Master Servicer will cooperate with the Depositor in connection with any additional filings with respect to the Issuer as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Master Servicer under the Exchange Act shall be sent to the Depositor and the Issuer.



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

Fees and expenses incurred by the Master Servicer in connection with this
Section 4.16 shall not be reimbursable by the Issuer or from the Trust Estate.

         Section 4.17 Amendments to Master Servicing Guide and Correspondent Sellers Guide.

         The Seller and the Master Servicer hereby agree not to amend the Master Servicing Guide or the Correspondent Sellers Guide with respect to the Mortgage Loans (which are Securitized Loans (as defined therein)) which amendment would
(i) change the Servicer Remittance Date or date for remittance of any servicer reports or monthly remittance advices, (ii) change the manner in which any Servicer makes Advances, servicing advances or amounts to compensate for Prepayment Interest Shortfalls or (iii) otherwise have a material adverse effect on the Indenture Trustee or the Securityholders unless such changes are made pursuant to the provisions of Section 8.03 hereof.

         Section 4.18 Optional or Required Purchase of Certain Mortgage Loans.

         (a) Thornburg, in its capacity as a Servicer of a substantial portion of the Mortgage Loans, shall have the right to purchase from the Issuer any Mortgage Loan which as of the first day of a calendar quarter is delinquent in payment by 90 days or more or is an REO Property, at a price equal to the Purchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related calendar quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related calendar quarter.

         (b) In addition, Thornburg, in its capacity as the Seller, may, but is not required to, repurchase any Mortgage Loan as to which the Mortgagor has requested a Significant Modification and such Mortgagor has a satisfactory payment history under such Mortgage Loan and meets the credit standards of the Seller for the loan program selected (a "Significant Modification Loan"). A "Significant Modification" shall mean any modification to the interest rate of the greater of (i) 0.25% added or subtracted from the existing rate and (ii) a change equal to the product of (a) 5% and (b) the annual existing interest rate thereon, which is not provided for in the related Mortgage Note. The purchase price for any repurchase pursuant to this Section 4.18 shall be the applicable Purchase Price. In order to exercise its repurchase rights hereunder, the Seller shall deliver to the Master Servicer and the Indenture Trustee an Officer's Certificate identifying the Mortgage Loan to be repurchased and certifying that
(i) such Mortgage Loan is a Significant Modification Loan, and (ii) that the Significant Modification Loan will be entered into on the date of such repurchase.

         (c) No later than the fourth Business Day prior to each Payment Date, Thornburg will provide to the Master Servicer a list identifying all Mortgage Loans that became Converted Mortgage Loans or Modified Mortgage Loans during the related Due Period. On the third Business Day prior to each Payment Date, provided that it has received such list from Thornburg, the Master Servicer shall prepare and provide to TMI a Converted Mortgage Loan Schedule and a Modified Mortgage Loan Schedule with respect to such Due Period. No later


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

than 1:00 PM Eastern Time on the second Business Day prior to each Payment Date, TMI shall purchase each Converted Mortgage Loan and Modified Mortgage Loan, to the extent specified in a Converted Mortgage Loan Schedule or Modified Mortgage Loan Schedule delivered to it by the Master Servicer for such Payment Date, at the applicable Purchase Price for each such Converted Mortgage Loan or Modified Mortgage Loan, as applicable, and shall remit such Purchase Price to the Master Servicer for deposit in the Collection Account.

         (d) If at any time Thornburg or TMI remits to the Master Servicer a payment for deposit in the Collection Account covering the amount of the Purchase Price for a Mortgage Loan of the type set forth in clauses (a), (b) or
(c) above, as applicable, and Thornburg or TMI, as applicable, provides to the Indenture Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Collection Account, then the Indenture Trustee shall execute the assignment of such Mortgage Loan at the request of Thornburg or TMI, without recourse to Thornburg or TMI, as applicable, which shall succeed to all the Issuer's and/or the Indenture Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. Thornburg or TMI, as applicable, will thereupon own such Mortgage Loan, and all such security and documents, free of the lien of the Indenture and of any further obligation to the Issuer, the Indenture Trustee or the Securityholders with respect thereto.

         Section 4.19 Closing Certificate and Opinion.

         On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, the Seller, the Indenture Trustee, and Lehman Brothers Inc. an Opinion of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor, Lehman Brothers Inc., and the Seller as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

         Section 4.20 Liabilities of the Master Servicer.

         The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 4.21 Merger or Consolidation of the Master Servicer.

         (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Securities or any of the Mortgage Loans and to perform its duties under this Agreement.

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


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

         Section 4.22 Indemnification of the Indemnified Persons.

         (a) The Master Servicer agrees to indemnify the Indemnified Persons (other than the Master Servicer) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement or the Securities (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement, excluding Subsection (b) below) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Indenture Trustee or the Master Servicer and the termination of this Agreement.

         (b) The Issuer will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer that is referred to in Subsection (a) above.

         (c) In addition to its obligations under Section 4.22(a), the Master Servicer agrees to indemnify the Indemnified Persons (other than the Master Servicer) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Master Servicer's failure to file a Form 10-K in accordance with Section 4.16, (ii) by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of such obligations pursuant to Section 4.16 or (iii) by reason of the Master Servicer's reckless disregard of such obligations pursuant to Section 4.16, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Master Servicer written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Indenture Trustee or the Master Servicer and the termination of this Agreement.

         Section 4.23 Limitations on Liability of the Master Servicer and
Others.

         Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 4.22:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Issuer or the Securityholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer, the Indenture Trustee, the Administrator, the Custodian (including for such purpose, the Indenture Trustee acting in its capacity as Custodian) and any director, officer, employee or agent of the Master Servicer, the Indenture Trustee, the Administrator, or the Custodian shall be indemnified by the Issuer and held harmless thereby against any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, this Agreement, the Securities or any Servicing Agreement or the transactions contemplated hereby or thereby (except with respect to the Master Servicer only, to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) with respect to the Master Servicer or Custodian only, any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement or, if applicable, with respect to the Custodian only, any such loss, liability or expense related to the Custodian's failure to perform its duties under this Agreement, or (ii) with respect to the Master Servicer or Custodian, as applicable, only, any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's, as applicable, willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of obligations and duties hereunder or under a custodial agreement.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Issuer and the Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account as provided by Section 5.02. Nothing in this Subsection 4.23(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 4.01(a).

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Issuer might incur as a result of such course of action by reason of the condition of the

Mortgaged Properties but shall give notice to the Indenture Trustee if it has notice of such potential liabilities.

         (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

         Section 4.24 Master Servicer Not to Resign.

         Except as provided in Section 4.26, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination by it that any such duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such impermissibility or conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Independent Opinion of Counsel (delivered at the expense of the Master Servicer) to such effect delivered to the Issuer and the Indenture Trustee. No such resignation by the Master Servicer shall become effective until the Indenture Trustee or a successor to the Master Servicer reasonably satisfactory to the Issuer and the Indenture Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 6.02 hereof. The Indenture Trustee shall notify each Rating Agency of the resignation of the Master Servicer.

         Section 4.25 Successor Master Servicer.

         In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Indenture Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Indenture Trustee and such successor master servicer shall agree which in no case shall exceed the Master Servicing Fee. If the successor master servicer does not agree that the proposed compensation is fair, such successor master servicer shall obtain two quotations of market compensation from third parties actively engaged in the servicing of single-family mortgage loans; provided, however, that Thornburg, as a Servicer of a substantial portion of the Mortgage Loans, shall have the right, but not the obligation, to be appointed successor master servicer in the event that the Indenture Trustee, in its sole discretion, decides not to assume the duties of the Master Servicer itself; and provided, further, that each Rating Agency shall confirm in writing that any appointment of a successor Master Servicer (other than the Indenture Trustee) will not result in a downgrade in the then current rating of any Class of Notes.

         Section 4.26 Sale and Assignment of Master Servicing.

         The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement, with the written consent of Thornburg in its capacity as a Servicer of a substantial portion of the Mortgage Loans, to be given in its sole discretion, and provided further that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to Thornburg and the Indenture Trustee (as evidenced in writing signed by

Thornburg and the Indenture Trustee); and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's ratings of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Indenture Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Indenture Trustee an Officer's Certificate and an Independent Opinion of Counsel, (delivered at the Master Servicer's expense) each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

         Section 4.27 Determination of LIBOR.

         (a) On each LIBOR Determination Date the Master Servicer shall determine LIBOR on the basis of the provisions of the definition of "LIBOR."

         (b) The establishment of LIBOR by the Master Servicer and the Master Servicer's subsequent calculation of the Note Interest Rates applicable to the Notes for the relevant Accrual Period, in the absence of manifest error, will be final and binding. In all cases, absent manifest error, the Master Servicer may conclusively rely on quotations of LIBOR as such quotations appear on Telerate Screen Page 3750.

         Section 4.28 Realization upon Troubled Mortgage Loans.

         The Master Servicer shall have the right, but not the obligation, to sell or work out (or to cause a Servicer to sell or work out) any Mortgage Loan as to which the Master Servicer reasonably believes that default in payment is likely, provided, however, that, with respect to any such sale of a Mortgage Loan by the Master Servicer or a Servicer, the related sale price shall be no less than the Scheduled Principal Balance of such Mortgage Loan as of the last day of the Due Period immediately preceding the date of such sale plus accrued interest thereon through such sale date. Any and all proceeds from such a sale shall be deemed to be Liquidation Proceeds hereunder and any such Mortgage Loan which has been sold shall be deemed a Liquidated Mortgage Loan hereunder.

                                   ARTICLE V

                        DEPOSITS AND PAYMENTS TO HOLDERS

         Section 5.01 Servicing Accounts.

         (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more custodial accounts (the "Servicing Accounts") in accordance with the


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applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, amounts received under the Guaranty Surety Bond, and advances made from the Servicer's own funds (less, in the case of each Servicer, the applicable servicing compensation, in whatever form and amounts as permitted by the applicable Servicing Agreement) and all other amounts to be deposited in each such Servicing Account. The Servicer is hereby authorized to make withdrawals from and deposits to the related Servicing Account for purposes required or permitted by this Agreement and the applicable Servicing Agreement. For the purposes of this Agreement, Servicing Accounts shall also include such other accounts as the Servicer maintains for the escrow of certain payments, such as taxes and insurance, with respect to certain Mortgaged Properties. Each Servicing Agreement sets forth the criteria for the segregation, maintenance and investment of each related Servicing Account, the contents of which are acceptable to the parties hereto as of the date hereof and changes to which shall not be made unless such changes are made in accordance with the provisions of Section 8.03 hereof.

         (b) [Reserved];

         (c) To the extent provided in the related Servicing Agreement and subject to this Article V, on or before each Servicer Remittance Date, each Servicer shall withdraw or shall cause to be withdrawn from the related Servicing Accounts and shall immediately deposit or cause to be deposited in the Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each of the Mortgage Loans it is servicing:

                  (i) Monthly Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, amounts received under the Guaranty Surety Bond but net of the amount thereof comprising the Servicing Fees;

                  (ii) Principal Prepayments in full and any Liquidation Proceeds, Insurance Proceeds or condemnation proceeds received by the Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fees;

                  (iii) Principal Prepayments in part received by the Servicers for such Mortgage Loans in the related Prepayment Period;

                  (iv) Prepayment Penalty Amounts, if any, and only if required under the related Servicing Agreement; and

                  (v) any amount to be used as a delinquency advance or to pay any Prepayment Interest Shortfalls, in each case, as required to be paid under the related Servicing Agreement.


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

         (d) Withdrawals may be made from a Servicing Account only to make remittances as provided in Section 5.01(c), 5.02 and 5.03; to reimburse the Master Servicer or a Servicer for Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 7.01. As provided in Sections 5.01(c) and 5.02(b), certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Collection Account.

         Section 5.02 Collection Account.

         (a) The Master Servicer shall establish and maintain an account, in the name of the Securities Intermediary, for the benefit of the Indenture Trustee and the Securityholders, as a segregated account which shall be an Eligible Account (the "Collection Account"). The Master Servicer will deposit in the Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

                  (i) any amounts withdrawn from a Servicing Account pursuant to
         Section 5.01(c);

                  (ii) any Advance and any Compensating Interest Payments required to be made by the Master Servicer to the extent required but not made by a Servicer;

                  (iii) any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in a Servicing Account;

                  (iv) the Purchase Price with respect to any Mortgage Loans purchased by the Seller under this Agreement, any Substitution Amounts pursuant to Section 3.03 of this Agreement, the Purchase Price with respect to any Mortgage Loans purchased by Thornburg or TMI, as applicable, pursuant to Section 4.18, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by Thornburg pursuant to Section 7.03;

                  (v) any amounts required to be deposited with respect to losses on investments of deposits in the Collection Account pursuant to
         Section 5.02(c); and

                  (vi) any other amounts received by or on behalf of the Master Servicer or the Indenture Trustee and required to be deposited in the Collection Account pursuant to this Agreement.

         (b) All amounts deposited to the Collection Account shall be held by the Master Servicer in accordance with the terms and provisions of this Agreement. The requirements for crediting the Collection Account or the Note Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges (but excluding all Prepayment Penalty Amounts) and (ii) the items enumerated in Subsections 5.03(a)(i), (ii), (iii), (iv), (vi), (vii), (ix) and (x) with respect to

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

the Master Servicer, need not be credited by the Master Servicer or the related Servicer to the Note Account or the Collection Account, as applicable. In the event that the Master Servicer shall deposit or cause to be deposited to the Note Account any amount not required to be credited thereto, the Indenture Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         (c) The amount at any time credited to the Collection Account shall be invested, in the name of the Indenture Trustee, or its nominee, for the benefit of the Securityholders, in Permitted Investments as follows. All Permitted Investments shall be for the benefit of Thornburg, in its capacity as Servicer, except that the investment income with respect to the investment of funds in the Collection Account made on the Business Day prior to the Master Servicer Remittance Date shall be for the benefit of the Master Servicer. All Permitted Investments made for the benefit of Thornburg shall be made at the written direction of Thornburg to the Master Servicer (or, if no such written direction is received, in investments of the type specified in clause (vi) of the definition of Permitted Investments), shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the Business Day prior to the next succeeding Master Servicer Remittance Date. Any and all investment earnings from such Permitted Investments shall be paid to Thornburg, and the risk of loss of moneys resulting from such investments shall be borne by and be the risk of Thornburg. Thornburg shall deposit the amount of any such loss in the Collection Account within two Business Days of receipt of notification of such loss but not later than the next succeeding Master Servicer Remittance Date.

         All Permitted Investments for the benefit of the Master Servicer shall be in such Permitted Investments as shall be selected by the Master Servicer and shall mature (and be subject to withdrawal and be held until) the next succeeding Master Servicer Remittance Date. Any and all investment earnings from such Permitted Investments shall be paid to the Master Servicer and the risk of loss on such Permitted Investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Collection Account no later than the next succeeding Master Servicer Remittance Date.

         Section 5.03 Permitted Withdrawals and Transfers from the Collection Account.

         (a) The Master Servicer will, from time to time on demand of a Servicer, or for its own account as set forth below, make or cause to be made such withdrawals or transfers from the Collection Account, in the case of a demand by a Servicer, as the applicable Servicer has designated for such transfer or withdrawal pursuant to the applicable Servicing Agreement, or as the Master Servicer has determined to be appropriate in accordance herewith, for the following purposes:

                  (i) to reimburse the Master Servicer or any Servicer for any Advance of its own funds or of such Servicer's own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance was made;


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

                  (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan;

                  (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (ix) of this Subsection 5.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the Master Servicer or any Servicer from the Purchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (ix) of this Subsection (a) as servicing compensation;

                  (vi) to reimburse the Master Servicer or any Servicer for servicing related advances of funds, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such servicing advances were made;

                  (vii) to reimburse the Master Servicer or any Servicer for any Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

                  (viii) to pay the Master Servicer its monthly Master Servicing Fee and any investment income and other additional servicing compensation payable pursuant to Section 4.12;

                  (ix) to reimburse the Master Servicer for any expenses recoverable by the Master Servicer pursuant to Sections 4.02 and 4.23;

                  (x) to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

                  (xi) to remove amounts deposited in error; and

                  (xii) to clear and terminate the Collection Account pursuant to Section 7.01.


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


         (b) In addition, on or before each Master Servicer Remittance Date, the Master Servicer shall deposit in the Note Account (or remit to the Indenture Trustee for deposit therein) any Advances or Compensating Interest Payments, to the extent required but not made by the related Servicer and required to be made by the Master Servicer with respect to the Mortgage Loans.

         (c) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any payments or reimbursements from the Collection Account pursuant to subclauses
(i) through (vii), inclusive, (ix) and (x) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Note Account under Section 5.02(b), and to allow the Master Servicer to calculate the amount of the Indenture Trustee Fee due the Indenture Trustee on the related Payment Date.

         (d) No later than 3:00 p.m. New York time on each Master Servicer Remittance Date, the Master Servicer will transfer the Interest Remittance Amount, any Prepayment Penalty Amounts and the Principal Remittance Amount (which shall include any Indenture Trustee Fees) on deposit in the Collection Account net of the Master Servicing Fee and any other amounts previously withdrawn pursuant to Section 5.03(a) with respect to the related Payment Date to the Indenture Trustee for deposit in the Note Account.

         Section 5.04 The Note Account.

         (a) The Indenture Trustee shall establish and maintain, in the name of the Securities Intermediary, as a segregated account which shall be an Eligible Account (the "Note Account") for the benefit of the Securityholders and the Indenture Trustee. If the existing Note Account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Note Account that is an Eligible Account within 20 Business Days and transfer all funds and investment property on deposit in such existing Note Account into such new Note Account. The Note Account shall relate solely to the Notes issued hereunder and funds in the Note Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Indenture Trustee held under this Agreement.

         (b) On each Master Servicer Remittance Date, the Indenture Trustee shall deposit amounts received from the Master Servicer pursuant to Section 5.03(d) or cause to be deposited into the Note Account on the Business Day immediately following the day on which amounts are remitted by the Master Servicer to the Indenture Trustee pursuant to Section 5.03(d) or otherwise. The Indenture Trustee shall make withdrawals from the Note Account only for the following purposes:

                  (i) to return to the Master Servicer or the applicable Servicer, any amounts which should have been withdrawn from the Collection Account pursuant to Section 5.02(a);

                  (ii) to pay to itself the monthly Indenture Trustee Fee;


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

                  (iii) to reimburse the Indenture Trustee, the Owner Trustee and the Master Servicer for expenses, costs and liabilities incurred by or reimbursable to it pursuant to Sections 4.23 or as otherwise provided in this Agreement;

                  (iv) to make distributions of Retained Interest to the Retained Interest Holder on each Payment Date;

                  (v) to remove amounts deposited in error;

                  (vi) to make payments on the Notes as contemplated by
         Section 5.06;

                  (vii) to pay any Additional Yield Maintenance Payments for such Payment Date;

                  (viii) to make payments to the Certificate Account as contemplated by Section 5.08; and

                  (ix) to clear and terminate the Note Account pursuant to
         Section 7.01.

         The Indenture Trustee may invest, or cause to be invested, funds held in the Note Account at the direction of Thornburg (which may be standing instructions), in its capacity as a Servicer, which funds, if invested, shall be invested in Permitted Investments (which may be obligations of the Indenture Trustee). All such investments must be payable on demand or mature on or before the next Payment Date if the obligor of such Permitted Investment is the Indenture Trustee or, if the obligor is any other Person, no later than the Business Day preceding such Payment Date. All such Permitted Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be for the benefit of Thornburg as additional compensation in connection with its capacity as a Servicer and shall be subject to withdrawal on order from time to time and shall not be part of the Trust Estate. The amount of any losses incurred in respect of any such investments shall be paid by Thornburg for deposit in the Note Account out of its own funds, without any right of reimbursement therefor, immediately as realized. In the event Thornburg does not provide written direction to the Indenture Trustee pursuant to this Section, all funds on deposit in the Note Account shall remain uninvested.

         The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be payable or reimbursable under this Agreement.

         Section 5.05 Yield Maintenance Account.

         The Indenture Trustee shall establish and maintain an account, for the benefit of the Indenture Trustee and the Noteholders, as a segregated account which shall be an Eligible Account (the "Yield Maintenance Account"). Pursuant to each Yield Maintenance Agreement,


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


the Yield Maintenance Counterparty shall have provided the Indenture Trustee and the Master Servicer with notice of the Net Yield Maintenance Payment, if any, to be made by the Issuer to the Yield Maintenance Counterparty or the Net Yield Maintenance Amount or Yield Maintenance Amount, if any, to be paid by the Yield Maintenance Counterparty to the Indenture Trustee for the account of the Issuer pursuant to such Yield Maintenance Agreement for each Payment Date. Any Net Yield Maintenance Amounts or Yield Maintenance Amounts received by the Indenture Trustee pursuant to the Yield Maintenance Agreements in connection with each such Payment Date shall be deposited into the Yield Maintenance Account and distributed as part of Monthly Excess Cashflow for such Payment Date in accordance with Section 5.06(d). Any Net Yield Maintenance Payment made by the Issuer to the Yield Maintenance Counterparty pursuant to any Swap Agreement shall be paid in accordance with Section 5.06(b).

         Upon termination of all seven Yield Maintenance Agreements and payment of all amounts owed by the Yield Maintenance Counterparty thereunder, following application by the Indenture Trustee of funds in the Yield Maintenance Account on the next succeeding Payment Date to pay amounts owed pursuant to this Section and Section 5.06, the Indenture Trustee shall terminate the Yield Maintenance Account.

         Section 5.06 Payments from the Note Account.

         (a) On each Payment Date the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) shall make payments from amounts in the Note Account in accordance with this Section 5.06.

         (b) On each Payment Date, the Indenture Trustee shall pay the Interest Remittance Amount for such date in the following order of priority in accordance with the report of the Master Servicer provided to the Indenture Trustee no later than one Business Day prior to each Payment Date:

                  (i) the aggregate Net Yield Maintenance Payments, if any, due from the Trust to the Yield Maintenance Counterparty under the Swap Agreements for such Payment Date;

                  (ii) concurrently, to the Class A-1 and Class A-2 Notes, Current Interest and any Carryforward Interest for each such Class and such Payment Date, pro rata on the basis of the amount of such interest each such Class is entitled to receive on such Payment Date;

                  (iii) to the Class M Notes, Current Interest and any Carryforward Interest for such Class and such Payment Date; and

                  (iv) any Interest Remittance Amount remaining after application pursuant to clauses (i) through (iii) above for application as part of Monthly Excess Cashflow for such Payment Date as provided in subsection (d) of this Section.

         (c) On each Payment Date, the Indenture Trustee shall pay the Principal Payment Amount for such date in accordance with the report of the Master Servicer provided to the Indenture


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Trustee no later than one Business Day prior to each Payment Date, first, to each Class of Notes, concurrently, in proportion to their respective Class Principal Amounts immediately prior to such Payment Date, until the Class Principal Amounts thereof are reduced to zero, second, to the Yield Maintenance Counterparty, any Additional Yield Maintenance Payments for such Payment Date, and third, to the Certificate Account for distribution in accordance with
Section 5.08;

         (d) On each Payment Date, the Indenture Trustee shall pay the Monthly Excess Cashflow for such date in accordance with the report of the Master Servicer provided to the Indenture Trustee no later than one Business Day prior to each Payment Date in the following order of priority:

                  (i) for each Payment Date for which there is an Overcollateralization Deficiency, to fund the Extra Principal Payment Amount portion of the Principal Payment Amount for such Payment Date and be paid as principal pursuant to subclause (c) above;

                  (ii) concurrently, to the Class A-1 and Class A-2 Notes, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall due and owing to the Class A-1 and Class A-2 Notes pro rata based on the amount of the Basis Risk Shortfall and Unpaid Basis Risk Shortfall due to such classes;

                  (iii) to the Class M Notes, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class and such Payment Date;

                  (iv) to the Class A-2 Notes, any Deferred Amount for such Class and such Payment Date;

                  (v) to the Class M Notes, any Deferred Amount for such Class and such Payment Date;

                  (vi) to the Master Servicer, the Indenture Trustee, the Custodian, the Owner Trustee and the Administrator, any amounts reimbursable pursuant to the Operative Agreements and not previously reimbursed to such parties;

                  (vii) to the Yield Maintenance Counterparty, any Additional Yield Maintenance Payment for such Payment Date; and

                  (viii) to the Certificate Account, for distribution in accordance with Section 5.08.

         (e) On each Payment Date, the Indenture Trustee shall pay any Prepayment Penalty Amounts to the Certificate Account for distribution in accordance with Section 5.08.


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

         Section 5.07 Allocation of Losses.

         On each Payment Date, the Class Principal Amounts of the Class M and Class A-2 Notes will be reduced by the amount of any Applied Loss Amount for such date, in the following order of priority:

                  (i) to the Class M Notes, until the Class Principal Amount thereof has been reduced to zero; and

                  (ii) to the Class A-2 Notes, until the Class Principal Amount thereof has been reduced to zero.

         Section 5.08 The Certificate Account. (a) The Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee on behalf of the Certificateholders an account (the "Certificate Account") entitled "Certificate Account, Wilmington Trust Company, as Owner Trustee, in trust for the Holders of Thornburg Mortgage Securities Trust 2003-6 Trust Certificates, Series 2003-6."

         (b) On each Payment Date, the Indenture Trustee shall withdraw from the Note Account all amounts required to be deposited in the Certificate Account pursuant to Section 5.06 and remit such amount to the Owner Trustee or the Administrator for deposit into the Certificate Account. On each Payment Date, the Owner Trustee or the Administrator shall distribute all amounts on deposit in the Certificate Account to the Certificateholders in respect of the Trust Certificate. On the Payment Date on which the Class Principal Amount of the Notes is reduced to zero, the Administrator shall distribute all amounts remaining on deposit in the Certificate Account to the Certificateholders in respect of the Trust Certificate in order to clear and terminate the Certificate Account in connection with the termination of this Agreement.

         (c) All distributions made on the Trust Certificate shall be made by wire transfer of immediately available funds to the account of such Certificateholder. The final distribution on the Trust Certificate will be made in like manner, but only upon presentment and surrender of such Trust Certificate at the location specified in the notice to the Certificateholder of such final distribution.

         Section 5.09 Control of the Trust Accounts.

         (a) The Depositor, the Issuer and the Indenture Trustee hereby appoint Deutsche Bank National Trust Company as Securities Intermediary with respect to the Trust Accounts and the Certificate Account, and the Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Securityholders, a security interest to secure all amounts due Securityholders hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof. Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Securityholders, and amounts held from time to time in the Certificate Account will continue to be held by the


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

Securities Intermediary for the benefit of the Issuer, as collateral agent, for the benefit of the Certificateholders. Upon the termination of the Issuer or the discharge of the Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed Deutsche Bank National Trust Company as Securities Intermediary. Deutsche Bank National Trust Company hereby accepts such appointment as Securities Intermediary;

         (b) With respect to the Trust Account Property credited to the Trust Accounts or the Certificate Account, the Securities Intermediary agrees that:

                  (i) with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

                  (ii) all assets in the Trust Accounts and the Certificate Account are agreed by the Securities Intermediary to be treated as Financial Assets; and

                  (iii) any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Accounts or the Certificate Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee (or the Issuer, in the case of the Certificate Account) with respect thereto over which the Securities Intermediary or such other institution has Control;

         (c) The Securities Intermediary hereby confirms that (A) each Trust Account and the Certificate Account are accounts to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, and the Issuer, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to the Certificate Account, (B) all Trust Account Property in respect of any Trust Account or the Certificate Account will be promptly credited by the Securities Intermediary to the applicable account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account or the Certificate Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case (x) will any Financial Asset credited to any Trust Account be registered in the name of the Depositor or the Issuer, payable to the order of the Depositor or the Issuer or specially endorsed to the Depositor or the Issuer, or (y) will any Financial Asset credited to the Certificate Account be registered in the name of the Depositor, payable to the order of the Depositor or specially endorsed to the Depositor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;


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         (d) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account or the Certificate Account shall be treated as a Financial Asset;

         (e) If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor, the Issuer or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that the Issuer has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Depositor or the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person;

         If at any time the Securities Intermediary shall receive an Entitlement Order from the Issuer directing transfer or redemption of any Financial Asset relating to the Certificate Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor or any other Person;

         (f) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or the Certificate Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee, in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Account. The Financial Assets credited to the Trust Accounts, or the Certificate Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Indenture Trustee in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Account (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts, and the Certificate Account, and (ii) the face amount of any checks which have been credited to any Trust Account or the Certificate Account but are subsequently returned unpaid because of uncollected or insufficient funds);

         (g) There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Issuer with respect to any Trust Account, or the Depositor or the Issuer with respect to the Certificate Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

         (h) The rights and powers granted under the Indenture and herein to (x) the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and (y) the Issuer have been granted in order to perfect its security interest in the Certificate Account and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor or the Issuer nor by the lapse of time.


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

The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts or of the Issuer in the Certificate Account, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Indenture Trustee or the Issuer, as applicable, has notified the Securities Intermediary of such termination in writing; and

         (i) Notwithstanding anything else contained herein, the Depositor and the Issuer agree that the Trust Accounts and the Certificate Account will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, without further consent by the Depositor or the Issuer, and with Entitlement Orders related to the Certificate Account issued by the Issuer, as collateral agent, without further consent by the Depositor; (2) until termination of the Issuer or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts or the Issuer, as collateral agent with respect to the Certificate Account; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

         (j) Notwithstanding the foregoing, the Issuer shall have the power to instruct the Indenture Trustee to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Indenture Trustee to carry out its duties under the Indenture.

         (k) The Issuer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Relevant UCC or this Agreement) as may be necessary to perfect the interests created by this Section in favor of the Issuer and the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section. The Issuer shall:

                  (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Issuer's and the Indenture Trustee's security interest in the Trust Account Property; and

                  (ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in its corporate name or any trade name or its jurisdiction of organization; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Issuer and the Indenture Trustee of any such filings.

                  (iii) Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional


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         jurisdiction) without giving 30 days prior written notice of such action to its immediate transferee, including the Indenture Trustee. Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate transferees, including the Indenture Trustee, in the Trust Account Property. In connection with the transactions contemplated by the Operative Agreements relating to the Trust Account Property, each of the Depositor and the Issuer authorizes its immediate transferee, including the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 5.09.

         None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Securityholders or any other person or for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee, the Issuer or the Securityholders which would otherwise be imposed by reason of the Securities Intermediary's willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Issuer shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

         The Securities Intermediary shall be entitled to all of the protections, immunities, benefits and indemnities afforded to the Indenture Trustee under Article VI of the Indenture.

         Section 5.10 Statements.

         (a) Not later than 5:00 p.m. one Business Day prior to each Payment Date, the Master Servicer shall make available to the Indenture Trustee and the Yield Maintenance Counterparty, and concurrently with each distribution to Securityholders, the Master Servicer shall make available to each Securityholder, the Seller, the Owner Trustee and each Rating Agency, a statement based solely on loan-level information provided to it by the Servicers (the "Payment Date Statement") as to the distributions to be made or made, as applicable, on such Payment Date. Information in the Payment Date Statement relating to or based on amounts available in the Yield Maintenance Account shall be based on information provided by the Yield Maintenance Counterparty regarding any required Net Yield Maintenance Payments to be made by the Issuer or any Net Yield Maintenance Amounts or Yield Maintenance Amounts required to


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be paid by the Yield Maintenance Counterparty for the related Payment Date pursuant to the Yield Maintenance Agreements. The Indenture Trustee shall confirm to the Master Servicer receipt of any Net Yield Maintenance Amounts or Yield Maintenance Amounts in the Yield Maintenance Account on the Business Day immediately preceding such Payment Date. The Payment Date Statement will include the following:

                  (i) the aggregate amount of the payment to be made on such Payment Date to the Holders of each Class of Notes, to the extent applicable, allocable to principal;

                  (ii) the aggregate amount of the payment to be made on such Payment Date to the Holders of each Class of Notes allocable to interest and the calculation thereof;

                  (iii) the amount, if any, of any distribution to the Holders of the Trust Certificate;

                  (iv) (A) the aggregate amount of any Monthly Advances required to be made by or on behalf of the Servicers (or the Master Servicer) with respect to such Payment Date, (B) the aggregate amount of such Monthly Advances actually made, and (C) the amount, if any, by which
         (A) above exceeds (B) above;

                  (v) the total number of Mortgage Loans in the aggregate and the aggregate Scheduled Principal Balance in the aggregate and separately for each of the Three-Year, Five-Year, Seven-Year and Ten-Year Hybrid Mortgage Loans, in each case at the close of business at the end of the related Due Period and the Net Funds Cap for such Payment Date;

                  (vi) the Class Principal Amount of each Class of Notes, to the extent applicable, as of such Payment Date after giving effect to payments allocated to principal reported under clause (i) above, separately identifying any reduction of any of the foregoing Note Principal Amounts due to Applied Loss Amounts;

                  (vii) the amount of any Realized Losses incurred with respect to the Mortgage Loans (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

                  (viii) the amount of the Master Servicing Fees, Servicing Fees and Indenture Trustee Fees, if any, paid during the Due Period to which such distribution relates;

                  (ix) the number and aggregate Scheduled Principal Balance of Mortgage Loans, (a) delinquent 30 to 59 days on a contractual basis,
         (b) delinquent 60 to 89 days on a contractual basis, (c) delinquent 90 or more days on a contractual basis, (d) as to which foreclosure proceedings have been commenced in the month in which such Payment Date occurs, in each case as of the close of business on the last Business Day of the calendar month immediately preceding, (e) in bankruptcy and
         (f) that are REO Properties;


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                  (x) the aggregate Scheduled Principal Balance of any Mortgage
         Loans with respect to which the related Mortgaged Property became a REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Payment Date occurs;

                  (xi) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualified Substitute Mortgage Loan;

                  (xii) the aggregate outstanding Deferred Amounts, Carryforward Interest, Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, if any, for each Class of Notes, after giving effect to payments made on such Payment Date;

                  (xiii) the Note Interest Rate applicable to such Payment Date with respect to each Class of Notes;

                  (xiv) the Interest Remittance Amount and the Principal Remittance Amount applicable to such Payment Date;

                  (xv) the Monthly Excess Interest and Monthly Excess Cashflow for such Payment Date;

                  (xvi) the Overcollateralization Amount, the
         Overcollateralization Deficiency, if any, the Principal Payment Amount and the Extra Principal Payment Amount for such Payment Date; and

                  (xvii) the level of LIBOR and any Net Yield Maintenance Payments being made by the Issuer expressed as a dollar amount and as a per annum rate which reduced the Net Funds Cap and any Net Yield Maintenance Amounts and Yield Maintenance Amounts being paid by the Yield Maintenance Counterparty for such period and the notional balances on each Yield Maintenance Agreement for such Payment Date.

         In the case of information furnished pursuant to subclauses (i), (ii) and (vi) above, the amounts shall also be expressed as a dollar amount per $1,000 of original principal amount of Notes.

         The Master Servicer will make the Payment Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the other parties to this Agreement via the Master Servicer's internet website. The Master Servicer's internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Master Servicer's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Master Servicer shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Master Servicer shall provide timely and adequate notification to all parties regarding any such change.


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         (b) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall, upon written request, furnish to each Person who at any time during the calendar year was a Securityholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing aggregate payment information necessary to enable Holders of the Securities to prepare their tax returns. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Indenture Trustee to Securityholders pursuant to any requirements of the Code as are in force from time to time.

         (c) On each Payment Date, the Master Servicer shall supply an electronic tape to Bloomberg Financial Markets, Inc. in a format acceptable to Bloomberg Financial Markets, Inc. on a monthly basis, and shall supply an electronic tape to Loan Performance and Intex Solutions in a format acceptable to Loan Performance and Intex Solutions on a monthly basis.

         Section 5.11 Advances.

         If the Monthly Payment on a Mortgage Loan that was due on a related Due Date and is delinquent, other than as a result of application of the Relief Act, and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Collection Account not later than the Master Servicer Remittance Date immediately preceding the related Payment Date an amount equal to such deficiency, net of the Servicing Fee and the Master Servicing Fee, for such Mortgage Loan except to the extent the Master Servicer determines any such Advance to be Nonrecoverable from Liquidation Proceeds, Insurance Proceeds, condemnation proceeds or future payments on the Mortgage Loan for which such Advance was made. Subject to the foregoing, the Master Servicer shall continue to make such Advances through the date that the related Servicer is required to do so under its Servicing Agreement. If applicable, on the Master Servicer Remittance Date, the Master Servicer shall present an Officer's Certificate to the Indenture Trustee (i) stating that the Master Servicer elects not to make a Advance in a stated amount and (ii) detailing the reason it deems the advance to be Nonrecoverable.

         Section 5.12 Compensating Interest Payments.

         The amount of the Master Servicing Fee payable to the Master Servicer in respect of any Payment Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Payment Date, but only to the extent that Prepayment Interest Shortfalls relating to such Payment Date are required to be paid but are not actually paid by the related Servicers on the applicable Servicer Remittance Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

         Section 5.13 Termination Receipts.

         In the event of an early termination of a Yield Maintenance Agreement,
(i) any termination payment made by the Yield Maintenance Counterparty to the Issuer ("Termination Receipts") will be deposited in a segregated account which shall be an Eligible Account established by the Indenture Trustee (the "Termination Receipts Account") and (ii) any amounts


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received from a replacement counterparty ("Replacement Receipts") will be deposited in a segregated account which shall be an Eligible Account established by the Indenture Trustee (the "Replacement Receipts Account"). The Indenture Trustee shall invest, or cause to be invested, funds held in the Termination Receipts Account and the Replacement Receipts Account in short-term Permitted Investments described in clause (i) of the definition thereof. All such investments must be payable on demand or mature no later than the Business Day preceding such Payment Date. All such Permitted Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be deposited in the Termination Receipts Account or the Replacement Receipts Account, as applicable.

         Unless otherwise permitted by the Rating Agencies, the Indenture Trustee will promptly, with the assistance and cooperation of the Depositor, use amounts on deposit in the Termination Receipts Account, if necessary, to enter into replacement Yield Maintenance Agreements with, to the extent reasonably available, terms and conditions not materially different from those provided on the Closing Date.

         Amounts on deposit in the Replacement Receipts Account shall be held for the benefit of the related Yield Maintenance Counterparty and paid to such Yield Maintenance Counterparty if the Issuer is required to make a payment to such Yield Maintenance Counterparty following an event of default or termination event with respect to the Issuer under the related Yield Maintenance Agreement. Any amounts not so applied shall, following the termination or expiration of such Yield Maintenance Agreement, be applied as part of the Interest Remittance Amount in accordance with Section 5.06.

                                   ARTICLE VI

                        MASTER SERVICER EVENTS OF DEFAULT

         Section 6.01 Master Servicer Events of Default; Indenture Trustee To Act; Appointment of Successor.

         (a) If any one of the following events (each, a "Master Servicer Event of Default") shall occur and be continuing:

                  (i) the failure by the Master Servicer to make any Advance or to deposit in the Collection Account or Note Account any deposit required to be made or failure to remit to the Indenture Trustee any other payment required under the terms of this Agreement, and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer;

                  (ii) the failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 4.16, 30 days), in each case after the date (A) on which written notice


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

         of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by Holders of Notes evidencing at least 25% of the aggregate Class Principal Amount of all Classes of Notes or (B) on which a Servicing Officer of the Master Servicer has actual knowledge of such failure; or

                  (iii) the entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

                  (iv) the Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (b) then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied within the applicable grace period, the Indenture Trustee shall, at the written direction of the Majority Securityholders, or at its option may, by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Depositor, the Issuer, the Owner Trustee and the Seller. On or after the receipt by the Master Servicer (and by the Indenture Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the delivery to the Indenture Trustee of all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement within ten Business Days


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subsequent to such notice and the transfer within one Business Day subsequent to such notice to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Collection Account, the Note Account or any Servicing Account or that have been deposited by the Master Servicer in such accounts or thereafter received by the Master Servicer with respect to the Mortgage Loans or any REO Property received by the Master Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Master Servicer's duties and the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses. The termination of the rights and obligations of the Master Servicer shall not affect any liability it may have incurred prior to such termination.

         (c) Notwithstanding the foregoing, if a Master Servicer Event of Default described in clause (i) of Section 6.01(a) shall occur, the Indenture Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Securityholder or to reimbursement of outstanding Advances or other amounts for which the Master Servicer was entitled to reimbursement as of the date of termination, and the Indenture Trustee shall act as provided in Section 6.02 to carry out the duties of the Master Servicer, including the obligation to make any Advance the nonpayment of which was a Master Servicer Event of Default described in clause (i) of Section 6.01(a). Any such action taken by the Indenture Trustee must be prior to the distribution on the relevant Payment Date. If the Master Servicer shall within two Business Days following such suspension remit to the Indenture Trustee the amount of any Advance the nonpayment of which by the Master Servicer was a Master Servicer Event of Default described in clause (i) of Section 6.01(a) and accrued interest covering the period of suspension on the amount of such Advance at Deutsche Bank's prime rate (as published in the Wall Street Journal) plus 300 basis points, the Indenture Trustee, subject to the last sentence of this paragraph, shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Indenture Trustee for actual, necessary and reasonable costs incurred by the Indenture Trustee because of action taken pursuant to this subsection. The Master Servicer agrees that if a Master Servicer Event of Default as described in clause (i) of Section 6.01(a) shall occur more than two times in any 12 month period, the Indenture Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

         Section 6.02 Indenture Trustee to Act.

         (a) From and after the date the Master Servicer (and the Indenture Trustee, if notice is sent by the Holders of the Notes) receives a notice of termination pursuant to Section 6.01, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. As compensation


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

therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the appointment of any such successor Master Servicer shall not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by any Rating Agency as evidenced by a letter to such effect from each Rating Agency. Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 4.12. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to pay any deductible under an insurance policy pursuant to Section 4.08 or to indemnify the Indenture Trustee pursuant to of this Agreement), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. In the event that the Indenture Trustee does not succeed to the duties of the Master Servicer pursuant to Section 6.02 hereof, Thornburg shall have the right, but not the obligation, to be appointed successor master servicer hereunder.

         (b) Any successor, including the Indenture Trustee, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer continue to service and administer the Mortgage Loans for the benefit of Securityholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to
Section 4.03.

         (c) Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions set forth or provided for herein.

         Section 6.03 Waiver of Master Servicer Event of Default.

         The Majority Securityholders may, on behalf of all Securityholders, by notice in writing to the Indenture Trustee, direct the Indenture Trustee to waive any events permitting removal of any Master Servicer under this Agreement. Upon any waiver of a Master Servicer Event of

Default, such event shall cease to exist and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to each Rating Agency.

         Section 6.04 Notification to Holders.

         Upon any termination or appointment of a successor to any Master Servicer pursuant to this Article VI or Section 4.25, the Indenture Trustee shall give prompt written notice thereof to the Securityholders at their respective addresses appearing in the Note Register, the Certificate Register and to each Rating Agency.

         No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute a Master Servicer Event of Default of which a Responsible Officer of the Indenture Trustee becomes aware, the Indenture Trustee shall transmit by mail to all Securityholders notice of such occurrence unless such Master Servicer Event of Default shall have been waived or cured.

                                  ARTICLE VII

                                   TERMINATION

         Section 7.01 Termination.

         (a) This Agreement shall terminate upon any of the following events: the earlier of (i) the satisfaction and discharge of the Indenture and notice to the Indenture Trustee of such discharge, the disposition of all funds with respect to the Collateral and the payment of all amounts due and payable to the Securityholders, the Indenture Trustee (including the Indenture Trustee as Paying Agent), the Owner Trustee, the Administrator, the Master Servicer, the Servicers and the Issuer pursuant to this Agreement and the Indenture (including payment pursuant to Section 7.03 below); or (ii) mutual written consent of the Master Servicer, the Seller, the Depositor, the Indenture Trustee, the Issuer and all then Securityholders in writing.

         (b) Notice of termination of this Agreement pursuant to Section 7.01(a)(i) shall be sent by the Indenture Trustee to the Noteholders in accordance with the Indenture and to the Certificateholders by the Certificate Paying Agent (as defined in the Trust Agreement) as provided in the Trust Agreement. Notice of termination of this Agreement pursuant to Section 7.01(a)(ii) shall be mailed or transmitted by facsimile by the Indenture Trustee to the Noteholders and by the Certificate Paying Agent to the Certificateholders on the Business Day immediately following the day on which the Indenture Trustee and the Certificate Paying Agent, respectively, receive notice of such termination, and such notices to the Securityholders shall state that the Securityholders are to surrender their respective Notes and Trust Certificates, respectively, for cancellation and shall specify the place where such Notes or Trust Certificates are to be surrendered.

         Section 7.02 Optional Notes Purchase Right. On any Payment Date occurring on or after the Initial Optional Notes Purchase Date, Thornburg Mortgage Home Loans Inc. has the assignable option to call all Classes of Notes, in whole but not in part, under Article X of the Indenture. Notice of any exercise of the Optional Notes Purchase Right shall be sent by the Indenture Trustee to Securityholders in accordance with the Indenture. Upon exercise of the Optional Notes Purchase Right, Thornburg Mortgage Home Loans Inc. or its assignee will call each Class of Notes at the related Note Purchase Price. After exercise of the Optional Notes Purchase Right each Class of Notes will remain outstanding and will not be retired as provided in the Indenture.

         Section 7.03 Optional Termination. Thornburg, as a servicer, may, at its option, terminate this Agreement on any Payment Date on which the aggregate of the Scheduled Principal Balances of the Mortgage Loans is equal to or less than 10% of the Scheduled Principal Balance as of the Cut-Off Date, by purchasing, on such Payment Date, all of the outstanding Mortgage Loans, REO Properties and other property of the Issuer (an "Optional Termination") at a price equal to the sum of (i) the outstanding Scheduled Principal Balances of the Mortgage Loans (other than in respect of REO Properties), (ii) the lesser of
(x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Holder of the Trust Certificate and (y) the outstanding principal balance of each Mortgage Loan related to any REO Property, and (iii) in all cases, accrued and unpaid interest thereon at the applicable Mortgage Rate through the end of the Due Period preceding the final Payment Date, plus unreimbursed Servicing Advances and Advances and any unpaid Master Servicing Fees and Servicing Fees allocable to such Mortgage Loans and REO Properties, plus all amounts, if any, then due and owing to the Indenture Trustee, the Owner Trustee, the Administrator, the Yield Maintenance Counterparty (including Net Yield Maintenance Payments) and the Master Servicer under the Operative Agreements (the "Termination Price"); provided, however, if the Termination Price is insufficient to pay the Noteholders the full Redemption Price required to be paid under the Indenture after paying all expenses due under clause (iv) above, then the Termination Price shall also include the fair market value of the outstanding Yield Maintenance Agreements.

         Section 7.04 Procedure Upon Termination.

         (a) Notice of any termination pursuant to the provisions of Sections
7.01 and 7.03, specifying the Payment Date upon which the final distribution shall be made, shall be given promptly by the Indenture Trustee by first class mail to Securityholders. Such notice shall specify (A) the Payment Date upon which final distribution on the Securities of all amounts required to be distributed to Securityholders will be made upon presentation and surrender of the Securities at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Payment Date is not applicable, distribution being made only upon presentation and surrender of the Securities at the office or agency of the Indenture Trustee therein specified. The Indenture Trustee shall give such notice to the Master Servicer, the Owner Trustee, the Administrator and the Note Registrar at the time such notice is given to Holders of the Securities. Upon any such termination, the duties of the Note Registrar with respect to the Notes shall terminate and the Indenture Trustee shall terminate or request the Master Servicer to terminate, the Trust Accounts, the Certificate Account and any other account or fund maintained with respect to the Securities, subject to the Indenture Trustee's obligation hereunder to hold all amounts payable to Securityholders in trust without interest pending such payment.

         (b) In the event that all of the Holders do not surrender their Securities for cancellation within three months after the time specified in the above-mentioned written notice, the Indenture Trustee shall give a second written notice to the remaining Securityholders to surrender their Securities for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice any Securities shall not have been surrendered for cancellation, the Indenture Trustee shall, subject to applicable state law relating to escheatment, pay over to the Issuer all amounts distributable to such Holders and such Holders shall look only to the Issuer for payment. No interest shall accrue on any amount held by the Indenture Trustee and not distributed to a Securityholder due to such Securityholder's failure to surrender its Securities for payment of the final distribution thereon in accordance with this Section.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.01 Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 8.02 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 8.03 Amendment. (a) This Agreement may be amended from time to time by the Seller, the Depositor, the Issuer, the Master Servicer and the Indenture Trustee, without notice to or the consent of any of the Securityholders, but with the prior written consent of the Yield Maintenance Counterparty (but only to the extent such amendment materially adversely affects the amounts, priority or timing of payments under the Yield Maintenance Agreements), (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuer or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Operative Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code. No such amendment effected pursuant to clauses (i) through
(iii) of the preceding sentence shall adversely affect in any material respect the interests of any Securityholder. Prior to entering into any amendment without the consent of Noteholders pursuant to this paragraph, the Indenture Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Noteholder if the Indenture Trustee receives (i) written confirmation from each Rating Agency that such amendment will not cause a Rating Agency to withdraw, qualify or reduce the then current rating assigned to the Notes or
(ii) an Opinion of Counsel to such effect.

         (b) This Agreement may also be amended from time to time by the Depositor, the Issuer, the Master Servicer, the Seller and the Indenture Trustee with the prior written consent of the Yield Maintenance Counterparty (but only to the extent such amendment materially adversely affects the amounts, priority or timing of payments under the Yield Maintenance Agreements) and with the consent of the Holders of not less than 66-2/3% of the Note Principal Amount of the Notes and of the Holder of the Trust Certificate for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on or with respect to the Trust Estate are required to be made on any Class of Securities, without the consent of the Securityholders of such Class, or (ii) reduce the aforesaid percentages of Note Principal Amount of Notes, the Holders of which are required to consent to any such amendment without the consent of the Securityholders of 100% of such Securities. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of Book-Entry Notes, the related Note Owners.

         (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Securityholder, the Depositor and to each Rating Agency.

         (d) It shall not be necessary for the consent of Securityholders under this Section 8.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

         Section 8.04 Acts of Securityholders. Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

         Section 8.05 Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor on direction of Holders of not less than 66-2/3% of the Note Principal Amount of the Notes and of the Holder of the Trust Certificate and at the expense of those requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders, or is necessary for the administration or servicing of the Mortgage Loans.

         Section 8.06 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.07 Notices.

         All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, to Thornburg Mortgage Home Loans, Inc., 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501, Attention: Deborah Burns (telecopy number (505) 954-5300), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Issuer and the Indenture Trustee in writing by the Seller, (b) in the case of the Indenture Trustee, to the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Issuer and the Seller in writing by the Indenture Trustee, (c) in the case of the Depositor, to Structured Asset Securities Corporation, 745 Seventh Avenue, Seventh Floor, New York, New York 10019, Attention: Mortgage Backed Finance, or such other address or telecopy number as may be furnished to the Seller, the Master Servicer, the Issuer and the Indenture Trustee in writing by the Depositor, (d) in the case of the Master Servicer Wells Fargo Bank Minnesota, National Association, P.O. Box 98, Columbia, Maryland 21046, or for overnight delivery, 9062 Old Annapolis Road, Columbia, Maryland 21045 (Attention:
Thornburg 2003-6), Facsimile no.: (410) 715-2380, or such other address or telecopy number as may be furnished to the Depositor, the Seller, the Issuer and the Indenture Trustee in writing by the Master Servicer, (e) in the case of the Issuer, c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Administrator, or such other address or telecopy number as may be furnished to the Depositor, the Seller, the Master Servicer and the Indenture Trustee by the Issuer, (f) in the case of the Rating Agencies, as set forth in Section 8.12. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or the Certificate Register, as applicable. Notice of any Master Servicer Event of Default shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Securityholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

         Section 8.08 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Holders thereof.

         Section 8.09 Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 8.10 Headings Not To Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 8.11 Benefits of Agreement. Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Securities, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

         Section 8.12 Special Notices to the Rating Agencies. (a) The Indenture Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

                  (i)      any amendment to this Agreement pursuant to
                           Section 6.03; and

                  (ii)     the making of a final payment hereunder.

         (b) All notices to the Rating Agencies provided for by this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

         if to Moody's:

                  Moody's Investors Service, Inc.
                  99 Church Street
                  New York, New York 10004
                  Fax no.: (212) 553-4392

         if to S&P:

                  Standard & Poors Ratings Services, a division
                  of The McGraw-Hill Companies, Inc.
                  55 Water Street
                  New York, New York  10041
                  Fax no.:  (212) 438-2661

         (c) The Master Servicer shall make available to the Rating Agencies each report prepared pursuant to Section 5.10.

         Section 8.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         Section 8.14 Execution by the Issuer. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other document.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.


                                   THORNBURG MORTGAGE SECURITIES
                                   TRUST 2003-6

                                   By:  WILMINGTON TRUST COMPANY, not
                                        in its individual capacity but solely as
                                        Owner Trustee

                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

                                   By:
                                       -----------------------------------------
                                   Name: Michael Hitzmann
                                   Title: Vice President


                                   DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                   as Indenture Trustee


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION, as Master Servicer


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   THORNBURG MORTGAGE HOME LOANS, INC.,
                                   as Seller,


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   EXHIBIT A-1

                        FORM OF RECEIPT OF MORTGAGE NOTE

                            RECEIPT OF MORTGAGE NOTE


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019

                  Re: Thornburg Mortgage Securities Trust 2003-6, Mortgage-Backed Notes, Series 2003-6

Ladies and Gentlemen:

         Pursuant to Section 2.01 of the Sale and Servicing Agreement, dated as of December 1, 2003, among Thornburg Mortgage Securities Trust 2003-6, as Issuer, Structured Asset Securities Corporation, as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Deutsche Bank National Trust Company, as Indenture Trustee, we hereby acknowledge the receipt of the original Mortgage Note with respect to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Exception Report.

         Capitalized words and phrases used herein and not otherwise defined shall have the respective meanings assigned to them in the Sale and Servicing Agreement. This acknowledgement is subject in all respects to the terms of
Section 2.02 of the Sale and Servicing Agreement and the Sale and Servicing Agreement sections cross-referenced therein.



                                                   DEUTSCHE BANK NATIONAL TRUST
                                                   COMPANY, as Indenture Trustee


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                   EXHIBIT A-2

               FORM OF INTERIM CERTIFICATION OF INDENTURE TRUSTEE

                              INTERIM CERTIFICATION

                                                                          [date]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019

Thornburg Mortgage Home Loans, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Wells Fargo Bank Minnesota, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045


         Re: Sale and Servicing Agreement among Thornburg Mortgage Securities Trust 2003-6, as Issuer, Structured Asset Securities Corporation, as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Deutsche Bank National Trust Company, as Indenture Trustee
                  -------------------------------------------------------------

         Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule):

         (i) all documents required to be reviewed by the Indenture Trustee pursuant to Section 2.01 of the Sale and Servicing Agreement are in its possession;

         (ii) such documents have been reviewed by the Indenture Trustee and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and

         (iii) based on the Indenture Trustee's examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (iii), (xiii),
                  (xiv) and (xviii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

         The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing


                                      A-2-1

Agreement. The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability, genuineness, priority or perfection of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein and not otherwise defined shall have the respective meanings assigned to them in the Sale and Servicing Agreement.



                                                  DEUTSCHE BANK NATIONAL TRUST
                                                  COMPANY, as Indenture Trustee


                                                  By:
                                                     --------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------

                                   EXHIBIT A-3

                FORM OF FINAL CERTIFICATION OF INDENTURE TRUSTEE

                               FINAL CERTIFICATION

                                                                          [date]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019

Thornburg Mortgage Home Loans, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Wells Fargo Bank Minnesota, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

         Re: Sale and Servicing Agreement among Thornburg Mortgage Securities Trust 2003-6, as Issuer, Structured Asset Securities Corporation, as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Deutsche Bank National Trust Company, as Indenture Trustee
                  -------------------------------------------------------------

         Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received all documents required to be reviewed by the Indenture Trustee pursuant to Section 2.01 of the Sale and Servicing Agreement.

         Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(xiii), (xiv) and (xviii) of the definition of the "Mortgage Loan Schedule" in
Section 1.01 of the Sale and Servicing Agreement accurately reflects information set forth in the Mortgage File.

         The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability, genuineness, priority or perfection of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                      A-3-1

         Capitalized words and phrases used herein and not otherwise defined shall have the respective meanings assigned to them in the Sale and Servicing Agreement.



                                                   DEUTSCHE BANK NATIONAL TRUST
                                                   COMPANY, as Indenture Trustee


                                                  By:
                                                     --------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------


                                      A-3-2

                                    EXHIBIT B

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


                                                        --------------------
                                                                Date


[Addressed to Indenture Trustee
or, if applicable, custodian]


         In connection with the administration of the mortgages held by you as Indenture Trustee under a certain Sale and Servicing Agreement dated as of December 1, 2003 by and among Structured Asset Securities Corporation, as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, you, as Indenture Trustee, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Thornburg Mortgage Securities Trust 2003-6, as Issuer (the "Sale and Servicing Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

         1. Mortgage Loan paid in full. (The [Master Servicer] [Servicer] hereby certifies that all amounts received in connection with the loan have been or will be credited to the Note Account pursuant to the Sale and Servicing Agreement.)

         2. The Mortgage Loan is being foreclosed.

         3. Mortgage Loan substituted. (The [Master Servicer] [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Sale and Servicing Agreement.)

         4. Mortgage Loan repurchased. (The [Master Servicer] [Servicer] hereby certifies that the Purchase Price has been credited to the Note Account pursuant to the Sale and Servicing Agreement.)

         5. Other. (Describe)

         The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Sale and Servicing greement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.


                                         ---------------------------------------
                                         [Name of [Master Servicer] [Servicers]]



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title: Servicing Officer

                                    EXHIBIT C

                          LIST OF SERVICING AGREEMENTS


         1. Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated December 23, 2002, among Thornburg Mortgage Home Loans, Inc. ("Thornburg"), as Purchaser, Cendant Mortgage Corporation ("Cendant"), as Seller and Servicer and Bishop's Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust) ("Bishop's Gate"), as Seller and Additional Collateral Assignment and Servicing Agreement, dated December 23, 2002, among Thornburg, Cendant and Bishop's Gate, each as assigned pursuant to the Assignment, Assumption and Recognition Agreement, dated as of December 1, 2003, among Thornburg, as seller, Thornburg Mortgage Securities Trust 2003-6, Cendant and Bishop's Gate, and acknowledged by Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as master servicer and Deutsche Bank National Trust Company ("Deutsche Bank"), as indenture trustee.

         2. Servicing Agreement dated as of March 1, 2002, by and between Wells Fargo, as master servicer and Thornburg, as seller and servicer, as amended by the Amendment to Servicing Agreement dated November 26, 2002 and Sub-Servicing Acknowledgement Agreement dated as of March 1, 2002, by and between Thornburg, as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated November 26, 2002, including the related Transfer Notice dated December 17, 2003.

         3. Amended and Restated Correspondent Loan Purchase Agreement, dated March 27, 2002, between Thornburg and Colonial National Mortgage (f/k/a Colonial Savings, F.A.) ("Colonial"), including the related Correspondent Transfer Notice, dated December 17, 2003, from Thornburg to Colonial.

         4. Amended and Restated Correspondent Loan Purchase Agreement, dated March 25, 2002, between Thornburg and First Republic Bank ("First Republic"), including the related Correspondent Transfer Notice, dated December 17, 2003, from Thornburg to First Republic.

                                    EXHIBIT D

                                LIST OF SERVICERS



1.       Cendant Mortgage Corporation

2.       Colonial National Mortgage

3.       First Republic Bank

4.       Thornburg Mortgage Home Loans, Inc.

                                    EXHIBIT E

                           FORM OF LOST NOTE AFFIDAVIT


         Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:
Deponent is ______________________ of Thornburg Mortgage Home Loans, Inc. (the "Seller") and who has personal knowledge of the facts set out in this affidavit.

         On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

         That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made. The Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

         The Seller executes this Affidavit for the purpose of inducing Deutsche Bank National Trust Company, as indenture trustee on behalf of Thornburg Mortgage Securities Trust 2003-6, Mortgage Loan-Backed Notes, Series 2003-6, to accept the transfer of the above described loan from the Seller.

         The Seller agrees to indemnify the Issuer, Deutsche Bank National Trust Company and Structured Asset Securities Corporation and hold them harmless for any losses incurred by such parties resulting from the fact that the above described Mortgage Note has been lost or misplaced.


By:
   ----------------------------------

   ----------------------------------



STATE OF                        )
                                )   ss:
COUNTY OF                       )


         On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

         Witness my hand and Notarial Seal this ____ day of _______ 20__.


   ----------------------------------

   ----------------------------------


My commission expires                .
                      ---------------

                                   SCHEDULE A


MORTGAGE LOAN SCHEDULE

                                   SCHEDULE B


                            CONVERTED MORTGAGE LOANS

                                   SCHEDULE C

                             MODIFIED MORTGAGE LOANS

                                   SCHEDULE D

                        THREE-YEAR HYBRID MORTGAGE LOANS

                                   SCHEDULE E

                         FIVE-YEAR HYBRID MORTGAGE LOANS

                                   SCHEDULE F

                        SEVEN-YEAR HYBRID MORTGAGE LOANS

                                   SCHEDULE G

                         TEN-YEAR HYBRID MORTGAGE LOANS